Exhibit 10.48

Office Service Agreement by and between Pogo.com Inc. and 300 California Associates, LLC, dated September 17, 1999.


COPY

Pogo.com Inc.                 LEASE: SAN FRANCISCO                      19615

                             300 CALIFORNIA STREET


                                  OFFICE LEASE

                    300 CALIFORNIA ASSOCIATES, LLC, Landlord

                                      and

               T E Network, Inc., a Delaware Corporation, Tenant



                           Dated: September 17, 1999

                             300 CALIFORNIA STREET

                            BASIC LEASE INFORMATION



Lease Paragraph

Introductory
Paragraph:          Date:      September 17, 1999
                    Landlord:  300 CALIFORNIA ASSOCIATES, LLC
                    Tenant:    T E Network, Inc., a Delaware Corporation

Paragraph 1:        Initial  Premises:  Suite 700 and Suite 800,  which includes the entire seventh and eighth floors, deemed to consist of 30,762 rentable square feet, and Suite 500, deemed to consist of 8,000 rentable square feet.

                    Expansion Premises: Suite 501, deemed to consist of 7,316 rentable square feet.

Building:           300  CALIFORNIA  STREET,  San Francisco,  California,  94104
                    deemed to consist of 122,612 rentable square feet

Paragraph 3:        Projected Commencement Date: November 1,1999

                    Expansion Commencement Date: June 1, 2000

                    Initial Term: Seven (7) years

Paragraph 5:        Base Rent: As set forth in Schedule 4

Paragraph 6:
and Paragraph 7:    Initial  Tenant's  Share:  31.61%
                    Expanded  Tenant's  Share (Month 7) 37.58%

                    Real Estate Taxes Base Year: 2000

                    Operating Expenses Base Year: 2000

Paragraph 8:        Security Deposit: $158,278.16 and Letter of Credit

Paragraph 40:       Tenant's Address for Notices:

                    T E Network, Inc., a Delaware Corporation
                    300 CALIFORNIA STREET
                    Suite 800
                    San Francisco, CA 94104

                    with a copy to:

                    Dennis Debroeck
                    Fenwick & West
                    2 Palo Alto Square
                    Palo Alto, CA 94306

                    Landlord's Address for Notices:

                    300 CALIFORNIA ASSOCIATES, LLC
                    1000 Sansome Street, Suite 380
                    San Francisco, CA 94111
                    Attn: Michael Halper

Paragraph 46:       Tenant's Broker: Ernst & Young

Schedule 1:         Option to Renew

Schedule 2:         Option to Expand

Schedule 3:         First Right of Refusal

Schedule 4:         Rental Adjustment Schedule

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information.



Landlord:       300 CALIFORNIA ASSOCIATES, LLC


By:       /s/ Michael Halper
          ---------------------------------

Name:     Michael Halper
          ---------------------------------

Title:    Manager
          ---------------------------------


Tenant:   T E Network, Inc., a Delaware Corporation

By:       /s/ Erick Hachenburg
          ---------------------------------

Name:     Erick Hachenburg
          ---------------------------------

Title:    President/CEO
          ---------------------------------

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

                             300 CALIFORNIA STREET
                                  OFFICE LEASE

This Lease, made this 17th day of September 1999, is by and between 300 CALIFORNIA ASSOCIATES, LLC ("Landlord"), a California limited liability company, and T E Network, Inc., a Delaware Corporation ("Tenant").

WITNESSETH:

1.       Premises.

         Landlord hereby leases to Tenant and Tenant hereby hires from Landlord certain premises consisting of a portion of that certain building (the "Building") described in the Basic Lease Information. The Building is (the "Building") owned by Landlord and located on certain land in the City and County of San Francisco, which land is more particularly described in Exhibit A attached hereto. The premises leased to Tenant hereunder (the "Premises") are or shall be commonly identified by the Suite Number, if any, appearing in the Basic Lease Information and are generally depicted in the preliminary floor plan attached hereto as Exhibit B and Exhibit B-1.

         It is expressly agreed and understood by Tenant that the Initial Premises shall include the entire eighth, seventh and more than half of the fifth floors of the Building. On June 1, 2000, the Premises will also include the balance of the fifth floor of the Building (the "Expansion Premises"). as depicted in Exhibit B-1 attached hereto. All terms and conditions of the Lease shall apply to the Expansion Premises.

         Said letting and hiring is upon and subject to the terms, covenants, and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed.

         See also Schedule 2 and Schedule 3 attached hereto.

2.       Purpose.

         The Premises shall be used for general office purposes (including sales, training, administrative, customer services and operations center) and for no other use or purpose without the prior written consent of Landlord, which consent may be granted or denied in Landlord's sole discretion.

3.       Term.

         The term of this Lease shall commence on November 1,1999 (the "Projected Commencement Date"), or upon substantial completion of Tenant Improvements, whichever comes first, but in no event later than January 1, 2000. Landlord shall deliver possession of the Premises in accordance with the Exhibit C attached hereto. The term shall continue as set forth in the Basic Lease Information unless sooner terminated pursuant to the terms hereof. If the Commencement Date is other than the first day of a calendar month, the initial term shall also include the remainder of the partial calendar month in which the Commencement Date occurs.

         See also Schedule 1 and Schedule 3.

4.       Possession.

         Landlord shall use commercially reasonable efforts to deliver possession of the Premises to Tenant in accordance with the Work Letter Agreement attached hereto as Exhibit C upon the mutual execution of the Lease (the "Delivery Date") . If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Delivery Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; provided, however, that if Landlord does not deliver the Premises to Tenant on or before that date which is 120 days after the Delivery Date, as such date may be extended on account of Tenant Delays, casualty, inclement weather, labor disputes. shortage of materials, or any other matters beyond the reasonable control of Landlord, Tenant shall have the right to terminate this Lease by notifying Landlord thereof at any time before Landlord delivers possession of the Premises to Tenant in the condition required hereby.

         Within 10 days after written request from Landlord, Tenant shall execute and return to Landlord an acknowledgment of the Commencement Date and such other information as Landlord shall reasonably request.

         Tenant confirms and agrees that it is leasing the Premises in their "as is" state and condition that it has, and will have, reviewed and fully satisfied itself as to the adequacy of the

Premises, and that Landlord shall have no obligation whatsoever to make or pay for any improvements or renovation in the Premises to prepare the same for Tenant's occupancy, except as expressly provided elsewhere in this Lease. By taking possession of the Premises, Tenant agrees that the Premises are then in a good and tenantable condition, and otherwise in the condition in which Landlord was required to deliver them to Tenant.

         Notwithstanding the foregoing, Tenant may enter the Premises, at all times, at its own risk, subsequent to the mutual execution and delivery of this Lease, for the purpose of constructing tenant improvements, or to install fixtures, supplies, inventory and other property in the Premises prior to the Commencement Date. Pre-term possession will be subject to the availability of the Premises. During the course of any such pre-term possession, all terms and conditions of this Lease, except rent and commencement, shall apply.

5.       Rent.

         (a) Base Rent. On or before the first day of each calendar month during the term hereof Tenant shall pay to Landlord, as minimum monthly rent for the Premises, the Base Rent set forth in the Basic Lease Information. The minimum monthly rent for any partial month shall be prorated at the rate of 1/30 of the minimum monthly rent per day. Simultaneously with the execution of this Lease, Tenant shall pay to Landlord the Base Rent for the first full calendar month for which Base Rent is payable.

         (b) General Provisions. Rent shall be paid by Tenant to Landlord, in advance, without deduction or offset, in lawful money of the United States of America to 300 CALIFORNIA ASSOCIATES, LLC, 1000 Sansome Street, San Francisco, CA 94111 or to such other person or at such other place as Landlord may from time to time designate by prior written notice. Payments made by check must be drawn either on a California financial institution or on a financial institution that is a member of the federal reserve system.

         All charges and other amounts of any kind payable by Tenant to Landlord pursuant to this Lease other than Base Rent shall be deemed additional rent. Landlord shall have the same remedies for default in the payment of additional rent as for default in the payment of Base Rent. Base Rent and additional rent are collectively sometimes hereinafter referred to as rent.

         No security or guaranty which may now or hereafter be furnished Landlord for the payment of the rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the Premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

6.       Taxes.

         Tenant shall pay to Landlord an amount equal to Tenant's Share of any increase in Taxes above the amount of Taxes levied and assessed for the fiscal tax year specified in the Basic Lease Information. The total amounts due hereunder shall be paid to Landlord on or before the date full payment of the applicable Taxes are due or, if payable in installments, the date payment of the first installment of such Taxes are due. Notwithstanding anything in the foregoing to the contrary, at Landlord's sole election, at any time or times Landlord may reasonably estimate in advance the amount of Taxes for any next ensuing 12-month period and, upon Landlord's written notice, Tenant shall pay to Landlord on the first day of each calendar month of such 12-month period, with Base Rent as provided for in Paragraph 5 hereof, one-twelfth (1/12th) of Tenant's Share of such estimated Taxes. If during any such 12-month period Landlord shall reasonably revise its estimate of Tenant's share of said taxes for such 12- month period, Landlord shall, with 30 days prior written notice, advise Tenant and commencing on the date the next Base Rent payment is due, Tenant shall pay all additional Taxes on such revised estimate for the portion of the 12-month period already elapsed and shall commence paying the additional Taxes based on such revised estimate for the remainder of such 12- month period. Upon conclusion of such 12-month period, Landlord shall deliver to Tenant a statement of Tenant's Share of the actual Taxes for such period and if the amounts theretofore paid by Tenant on account of Landlord's estimate shall exceed the amount of Tenant's Share of such actual Taxes, Landlord shall pay to Tenant the amount of such excess within 15 days after date of delivery of such statement to Tenant, and if the amounts theretofore paid by Tenant on account of Landlord's estimate shall be less than the amount of Tenant's Share of such actual Taxes, Tenant shall pay to Landlord the amount of such deficiency within 15 days after date of delivery of such statement to Tenant. Landlord, at its election, may estimate Taxes on a calendar-year basis, in which event Tenant shall pay one- twelfth (1/12th) of such estimated Taxes as herein before provided and, if this Lease shall commence on a day other than the first day of a calendar year and/or shall end on a day other than the last day of a calendar year,

Tenant's Share of such Taxes, as applicable to such first and last calendar years of the term hereof, shall be computed on a pro rata basis.

         For the purposes of this Paragraph 6, "Taxes" shall mean all real and personal taxes, assessments, and reassessments, special or otherwise, foreseen or unforeseen, levied or assessed upon the Building, including, without limitation, any increases in taxes resulting from any change in ownership of the Building or any portion thereof, and any taxes levied and assessed in lieu of or in substitution for existing or additional real or personal property taxes as well as any form of assessment, license, fee, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, agricultural, lighting, drainage, or other improvement district, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, or as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises. In addition, Tenant shall pay one hundred percent (100%) of any increase in taxes or assessments of whatsoever kind and nature (including, without limitation, all personal property taxes) caused by improvements or installations made by Tenant to the Premises at any time during the term hereof.

         For purposes of this Paragraph 6, "Tenant's Share" shall be in the same proportion that the rentable square footage of the Premises bears from time to time to the aggregate rentable square footage of the Building. At the inception of this Lease Tenant's Share for purposes of this Paragraph 6 shall be that percentage specified as Tenant's Share in the Basic Lease Information (which may be adjusted from time to time by Landlord, upon written notice to Tenant, in event of changes in the aggregate rentable building square footage in the Building).

7.       Operating Expenses.

         (a) Payment of Operating Expenses. Tenant shall pay to Landlord, at the times hereinafter set forth, an amount equal to Tenant's Share of any increase in Operating Expenses for the Building above the Operating Expenses for the Building for the Base Year specified in the Basic Lease Information. Statements of the amount of Operating Expenses for the preceding calendar year and the amount of such increase payable by Tenant shall be determined by Landlord utilizing Generally Accepted Accounting Principles consistently applied and shall be payable by Tenant on demand by Landlord, as defined below.

         Notwithstanding the foregoing, at Landlord's sole election, at any time or times Landlord may reasonably estimate in advance Landlord's Operating Expenses for any next ensuing 12- month period and, upon Landlord's written notice, Tenant shall pay to Landlord on the first day of each calendar month of such 12-month period, with Base Rent as provided for in Paragraph 5 hereof, one-twelfth (1/12th) of Tenant's Share of such estimated Operating Expenses. If during any such 12-month period Landlord shall revise its estimate of Tenant's Share of said expenses for such 12-month period, Landlord shall, with thirty
(30) days prior written notice, advise Tenant and commencing on the date the next Base Rent payment is due, Tenant shall pay all additional Operating Expenses on such revised estimate for the portion of the 12-month period already elapsed and shall commence paying the additional Operating Expenses based on such revised estimate for the remainder of such 12-month period. Upon conclusion of such 12-month period, Landlord shall deliver to Tenant an itemized statement in reasonable detail of Tenant's Share of Landlords actual Operating Expenses for such period and, if the amounts theretofore paid by Tenant on account of Landlord's estimate shall exceed the amount of Tenant's Share of such actual costs, Landlord shall pay to Tenant the amount of such excess within 15 days after date of delivery of such statement to Tenant, and, if the amounts theretofore paid by Tenant on account of Landlord's estimate shall be less than the amount of Tenant's Share of such actual costs, Tenant shall pay to Landlord the amount of such deficiency within 15 days after date of delivery of such statement to Tenant. Landlord, at its election, may estimate Operating Expenses on a calendar-year basis, in which event if this Lease shall commence on a day other than the first day of a calendar year and/or shall end on a day other than the last day of a calendar year, Tenant's Share of such estimated costs, as applicable to such first and last calendar years of the term hereof, shall be computed on a pro rata basis.

         For purposes of this Paragraph 7, "Tenant's Share" shall be in the same proportion that the rentable square footage of the Premises bears from time to time to the aggregate rentable square footage of the Building. At the inception of this Lease Tenant's Share for purposes of this Paragraph 7 shall be that percentage specified as Tenant's Share in the Basic Lease Information (which may be adjusted from time to time by Landlord, upon written notice to Tenant, in event of changes in the aggregate rentable building square footage in the Building).

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


         (b) Operating Costs Defined. As used in this Paragraph 7, "Operating Expenses" shall mean any and all sums expended by Landlord directly or indirectly for the maintenance, management, and operation of the Building, including, without limiting the foregoing: wages, salaries, employee benefits, and payroll burden of personnel engaged in management, operation and maintenance of the Building; Building management office rent or rental value; costs of power, heat, light, steam, air conditioning, gas, water, garbage, sewage and waste disposal and other utilities; costs of equipment, tools, materials and supplies; all insurance premiums and deductibles; license, permit and inspection fees; amounts paid under maintenance contracts and for general services; depreciation on, or rental of, personal property; reasonable replacement reserves; the costs of resurfacing, repainting, cleaning, sweeping and repairing the parking lot areas; costs of repairing or replacement of debris receptacles; landscaping costs including maintenance, watering and the replacement or addition of plants; cost of directional signs, other markers, and car stops; all costs of keeping the exterior walls, foundations, down spouts, roofs, plumbing, sewage systems, electrical, and heating and air conditioning systems in the Building in good order, condition and repair; any and all parking charges, surcharges or any other costs levied by any governmental authority on the Building, or the rents generated therefrom, or the utilities consumed therein or similar matters; reasonable management fees; and the cost (hereinafter "capital cost") of any capital improvements made to the Building by Landlord that (i) reduce Operating Expenses or that reduce or conserve the amount of utilities consumed, (ii) are required under any Legal Requirements that were not applicable to the Building at the time this Lease was entered into, or (iii) are required to keep the Building and the common areas therein, in good order, condition, and repair, each of the foregoing capital costs to be amortized over such reasonable period as Landlord shall determine together with interest on the unamortized balance at the rate of ten percent (10%) per year or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements. Tenant expressly acknowledges that if Landlord, from time to time, elects to provide security services, Landlord shall not be deemed to have warranted the efficiency of such security personnel, service, procedures or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures or equipment to prevent or control, or apprehend anyone suspected of personal injury or property damage in, on, or around the Property.

         Operating Expenses shall not include (i) capital improvements (except as otherwise provided above); (ii) costs of special services rendered to individual tenants (including Tenant) for which a special charge is made; (iii) interest and principal payments on loans or indebtedness secured by the Building and any rent paid on any ground or underlying lease; (iv) costs of improvements for Tenant or other tenants of the Building; (v) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants, and costs for which Landlord is reimbursed by other tenants of the Building other than through payment of tenants' shares of increases in Operating Costs and Taxes; (vi) advertising, leasing commissions, attorneys' fees and other expenses incurred in connection with leasing space in the Building or enforcing such leases; (vii) depreciation or amortization, other than as specifically enumerated in the definition of Operating Costs above;
(viii) costs for which Landlord actually receives reimbursement from parties other than current or former tenants of the Building; (ix) costs relating to the abatement of Hazardous Materials, except such costs as are incurred in the ordinary course of maintaining and repairing the Building, or (x) insurance deductibles to the extent they exceed the higher of (1) $50,000 or (2) such amounts as are commercially reasonable with respect to office buildings equivalent to the Building located in the financial district of San Francisco. In addition, if the Base Year Operating Expenses do not include earthquake insurance and Landlord subsequently elects, at its sole discretion, to carry earthquake insurance, the cost that Landlord would have incurred in the Base Year had it carried earthquake insurance during the Base Year shall be imputed into the Base Year Operating Expenses. Likewise, if Landlord carries earthquake insurance in the Base Year but elects, in its sole discretion, not to carry such insurance in a subseouent year, the cost of such earthquake insurance in the Base Year shall be deducted from the Base Year Operating Expenses for the purposes of determining Tenant's Share of Operating Expenses in such subsequent year. For any period during which 100% of the rentable square footage comprising the Building is not leased, Operating Expenses shall be adjusted to equal Landlord's reasonable estimate of what Operating Expenses would be had the total rentable area of the Building been occupied during such period.



         (c) Additional Services. If in Landlord's determination Tenant's demand for or use of the common area facilities and services for the Building is or becomes excessive or sufficiently frequent as to warrant the same, Landlord may separately charge Tenant for Landlord's additional maintenance or service costs related thereto, with an 18% maximum administrative charge from Landlord, which additional charges shall be due and payable within thirty (30) days after demand therefor.

         (d) Audit Right. Tenant, at its expense, shall have the right upon fifteen (15) days prior written notice to Landlord ("Tenant's Audit Notice") to be given only within two (2) months after Tenant receives the annual statement of additional rent under Paragraph 7(a) to audit Landlord's books and records relating to such statement for such immediately preceding calendar year, subject to the following terms and conditions: (a) No audit shall be conducted at any time that Tenant is in default of any of the terms of this Lease; (b) any audit shall be conducted only by independent certified public accountants practicing for an accounting firm of national or regional prominence, employed by Tenant on an hourly or fixed fee basis, and not on a contingency fee basis; and (c) Tenant shall not audit Landlord's books and records more than one (1) time for any calendar year. Tenant acknowledges that Tenant's right to inspect Landlord's books and records with respect to Operating Expenses for the preceding calendar year is for the exclusive purpose of determining whether Landlord has complied with the terms of the Lease with respect to Tenant's Share of Operating Expenses. Tenant shall have thirty (30) days after Tenant's Audit Notice to complete Tenant's inspection of Landlord's books and records concerning Tenant's Share of Operating Expenses at Landlord's accounting office. During its inspection Tenant agrees to request, in writing, all pertinent documents relating to the inspection. If in Landlord's possession, Landlord will provide such documents to Tenant within ten (10) days from Landlord's receipt of the request and Tenant shall not remove such records from Landlord's accounting office, but Tenant shall have the right to make copies of the relevant documents at Tenant's expense. Tenant shall deliver to Landlord a copy of the results of such audit within fifteen (15) days after its receipt by Tenant. The nature and content of any audit are strictly confidential. Tenant, on behalf of its accountant, employees and agents shall not disclose the information obtained from the audit to any other person or entity, including, without limitation, any other tenant in the Building, or any agent, employee, officer, shareholder, partner, accountant or attorney of such tenant in the Building, except as may reasonably be required in any dispute between Landlord and Tenant where the results of such audit are at issue. A breach of this confidentiality agreement shall constitute an Event of Default under this Lease. No assignee shall conduct an audit for any period during which such assignee was not in possession of the Premises. If Tenant's audit shows that Operating Expenses are overstated by more than five percent (5%), then Landlord agrees to pay the reasonable costs of such audit, not to exceed Five Thousand and 00/100 Dollars ($5,000.00) per audit.

8.       Security Deposit/Letter of Credit.

         (a) On execution of this Lease, Tenant shall deposit with Landlord the amount specified in the Basic Lease Information as the Security Deposit, if any (the "Security Deposit"), as security for the performance of Tenant's obligations under this Lease. Landlord may (but shall have no obligation to) use the Security Deposit or any portion thereof to cure any breach or default by Tenant under this Lease, to fulfill any of Tenant's obligations under this Lease, or to compensate Landlord for any damage Landlord incurs as a result of Tenant's failure to perform any of Tenant's obligations hereunder. In such event, Tenant shall pay to Landlord on demand an amount sufficient to replenish the Security Deposit. If at the expiration or termination of this Lease, Tenant is not in default, has otherwise fully performed all of Tenant's obligations under this Lease, and there are no outstanding claims, liabilities, losses or damages for which Tenant is responsible under Paragraph 17, Landlord shall return to Tenant the Security Deposit or the balance thereof then held by Landlord and not applied as provided above. Landlord may commingle the Security Deposit with Landlord's general and other funds. Landlord shall not be required to pay interest on the Security Deposit to Tenant.

         (b) Tenant shall deliver to Landlord, upon execution and delivery of this Lease a clean, unconditional, irrevocable, transferable letter of credit (the "Letter of Credit"), naming Landlord as beneficiary, in the form of Exhibit E to the Lease, and issued by a financial institution ("Issuer"), satisfactory to Landlord. The amount available to be drawn under the Letter of Credit shall be One Million Five Hundred and Ninety One Thousand Seven Hundred and Sixty Eight Dollars and No Cents ($1,591,768). So long as there is no uncured Event of Default then existing under the Lease, the amount remaining available to be drawn under the Letter of Credit shall remain the same over the term, so the amount available to be drawn under the Letter of Credit shall be as follows:

                                                              Minimum Amount
Months (counting from the Commencement Date through           Available Under
applicable monthly anniversary of Commencement Date)        the Letter of Credit
----------------------------------------------------        --------------------
                        01 - 12                             $1,591,768
                        13 - 24                             $1,591,768
                        25 - 36                             $1,341,768
                        37 - 48                             $1,091,768

                        49 - 60                             $841,768
                        61 - 72                             $591,768
                        73 - 84                             $341,768

The foregoing reductions in the face amount of the Letter of Credit shall be accomplished through the delivery of substitute Letters of Credit. Without limiting the generality of the foregoing, no Letter of Credit shall provide for any reduction in its face value other than those resulting from draws on such Letter of Credit.

         (c) Landlord shall be entitled to draw any portion or all of the amount under the Letter of Credit if either (i) an Event of Default occurs under the Lease, or (ii) Tenant does not deliver to Landlord a replacement letter of credit from Issuer or another financial institution satisfactory to Landlord in the amount and form of the initial Letter of Credit no later than one month before the expiration date of the then existing Letter of Credit, or (iii) if upon a proposed sale or lease of the Building, Tenant does not deliver to any new landlord a replacement Letter of Credit pursuant to the provisions of (e) below. The Letter of Credit shall provide for partial draws by Landlord in accordance with this paragraph. Any such draws when made shall be deemed applied to the amounts owing under this Lease (in such order as Landlord may elect). In the event of any draw under the Letter of Credit, Tenant shall within five (5) days after demand therefor from Landlord, cause the amount remaining available to be drawn under the Letter of Credit to be increased by an amount equal to the amount drawn.

         (d)Tenant shall not assign or encumber or attempt to assign or encumber the Letter of Credit and neither Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance or attempted assignment or encumbrance.

         (e) In the event of a sale or other transfer of the Building, Tenant will, if requested by Landlord in writing, at its sole cost and expense within ten (10) Business Days after receiving such request, cause the issuing bank of the Letter of Credit to consent to the assignment or to issue a substitute letter of credit on identical terms to the Letter of Credit, other than the stated beneficiary, from the same issuing bank or, if the transferee so requests, from another bank acceptable to such transferee in its reasonable discretion, naming such transferee as the beneficiary thereof, upon delivery by Landlord of the then outstanding Letter of Credit.

         (f) If Tenant is unable to procure a Letter of Credit at or before its execution of this Lease, Tenant may deliver to Landlord, in lieu of the Letter of Credit but in addition to the Security Deposit, an amount in cash equal to One Million Five Hundred Ninety One Thousand Seven Hundred and Sixty Eight Dollars ($1,591,768), which amount shall be placed in a U.S. Government-backed securities money market account, reasonably selected by Landlord. Such sum shall constitute, together with the amount referenced in Paragraph 8(a), above, the "Security Deposit" and shall be held and used by Landlord in accordance with the provisions of Paragraph 8(a). At such time as Tenant delivers to Landlord a Letter of Credit that meets all of the requirements of this Paragraph 8, Landlord shall promptly return the additional deposit of One Million Five Hundred Ninety One Thousand Seven Hundred and Sixty Eight Dollars ($1,591,768), with the interest that has accrued thereon, if any.

9.       Uses Prohibited.

         Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the rate of or affect any fire or other insurance upon the Building or any of its contents or cause a cancellation of any insurance policy covering said Building or its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or use or allow the Premises to be used for any residential, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. No odor-causing devices, space heaters, loudspeakers or other similar device, system or apparatus which can be heard or experienced outside the Premises shall, without the prior written approval of Landlord, which shall not be unreasonably withheld, be used in or at the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

10.      Compliance with Laws.

         Tenant shall not use or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted (collectively, "Laws") relating to or affecting the condition, use of occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.

11.      No Use of Hazardous Materials Permitted.

         Tenant will not use, generate, manufacture, produce, store, release, discharge, or dispose of, on, under or about the Premises or the Building or transport to or from the Premises or the Building any Hazardous Materials (as defined below) or allow its employees, agents, contractors, invitees or any other person or entity to do so, except that Tenant shall be permitted to use in the Premises reasonable and customary quantities of ordinary office products, janitorial materials and cleaning supplies such as inks, household cleansers, and the like. Tenant shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises or the Building to be in violation of any Environmental Laws (as defined below).

         Tenant shall protect, defend, indemnify and hold harmless Landlord, the holder(s) of any mortgage or deed of trust encumbering the Building, and their respective partners, agents, employees, officers, directors, and shareholders, from and against any and all liabilities, losses, damages, costs, and expenses (including attorneys' and consultants' fees and costs) directly or indirectly arising out of the presence, due to Tenant (or its employees, agents, contractors, invitees, or any person permitted or suffered by Tenant to use or occupy the Premises), of any Hazardous Materials in, under or about the Premises, the Building or the Building, whether resulting from Tenant's activities prior to or after the Commencement Date. This indemnity shall survive the expiration or termination of this Lease. Landlord shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions affecting the Premises, the Building or the Building initiated in connection with any Environmental Law violated by Tenant and shall have its attorneys' and consultants' fees in connection therewith paid by Tenant.

         As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government, or is or becomes classified as hazardous or toxic under federal, state, or local laws or regulations. "Hazardous Materials" shall also include, without limitation, petroleum, asbestos, polychlorinated biphenyls, flammable explosives and radioactive materials.

         "Environmental Laws" shall mean any federal, state or local law, statute, ordinance, or regulation now or hereafter pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Premises, or the Building, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. Section 9601 et seq., And the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Sections 6901 et seq.

12.      Alterations.

         (a) General Provisions. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the prior written consent of Landlord which consent shall not be unreasonably withheld, provided that if the alterations, additions or improvements affect the Building systems or structure such consent may be withheld in Landlord's sole discretion. Any alterations, additions, or improvements to Premises, including without limitation any partitions, movable or otherwise, and all carpeting, shall at once become a part of the realty and belong to Landlord. Movable furniture, equipment and trade fixtures shall remain the property of Tenant. If Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to make the same must first be approved of in writing by Landlord. Upon the expiration or sooner termination of the term, Tenant, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence shall remove any alterations, additions or improvements made by Tenant designated by Landlord to be removed at the time of approval, and Tenant, forthwith and with all due diligence, at its sole cost and expense, shall repair any damage to the Premises caused by such removal. Tenant's obligation to remove any alterations, additions, improvements, fixtures and/or personal property and to repair any damage from such removal shall survive the termination of this Lease.

         Except for Tenant's Initial Tenant Improvements, Tenant shall pay Landlord on demand an amount equal to eight (8%) percent of the total cost of any alteration, addition or improvement as compensation to Landlord for review of the plans and specifications for the alteration, addition or improvement, monitoring of construction, additional cleaning expenses, additional security services, and for other reasonable miscellaneous costs incurred by Landlord as result of the work.

         Construction of the alterations, additions, or improvements shall be completed in accordance with drawings and specifications reasonably approved in advance in writing by Landlord, shall be carried out in a good and workmanlike manner, and shall comply with all applicable laws, statutes, ordinances and governmental rules, regulations and requirements.

         (b) Prohibition on Alterations. Tenant acknowledges that if more than two floors of the Premises are substantially renovated prior to the second anniversary of the Commencement Date, significant seismic and structural upgrades to the Building will be required. Therefore, and notwithstanding the foregoing or anything to the contrary in this Lease or the schedules or exhibits to this Lease, prior to the second anniversary of the Commencement Date, Tenant may make alterations, additions or improvements, including initial tenant improvements, to two full floors of the Premises only, one of which must be the seventh (7th) floor of the Building. Tenant shall notify Landlord in writing, as to which other full floor (the "Other Improved Floor") Tenant will improve prior to the second anniversary of the Commencement Date. Tenant shall keep all other areas of the Premises (the "Non-Improved Floor") in its "as-is" condition as of the date of this Lease, and shall not permit any alteration, addition or improvement work or preparation for such work, including obtaining permits for such work, in or with respect to such areas prior to the second anniversary of the Commencement Date; provided, however, that Tenant shall be entitled to repaint and recarpet such areas prior to the second anniversary of the Commencement Date, subject to Landlord's prior written consent, which shall not be unreasonably withheld. In addition, Tenant shall be entitled to make such other alterations, additions or improvements to the Non-Improved Floor prior to the second anniversary of the Commencement Date for which Tenant has received Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion. Landlord shall use reasonable efforts to present to the building department for approval the proposed alternations, additions or improvements for the Non-Improved Floor. In the event Tenant breaches its obligations under this paragraph or proceeds with any alteration without Landlord's prior written consent, without limiting the generality of Tenant's obligations and Landlord's rights as set forth elsewhere in this Lease, Tenant shall indemnify Landlord from and against all losses, costs, claims, damages and expenses, including without limitation the cost of any required upgrades to the Building, resulting from such breach.

13.      Repair.

         (a) Tenant's Obligation. Tenant, at Tenant's sole cost and expense, shall keep the Premises and every part thereof in good condition and repair, ordinary wear and tear and damage caused by act of God or other casualty excepted. Tenant hereby waives all rights to make repairs at the expense of the Landlord as provided by law, statute or ordinance now or hereafter in effect. Upon the expiration or sooner termination of the term hereof, Tenant shall surrender the Premises to Landlord in good condition, ordinary wear and tear and damage by act of God or other casualty excepted. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and that no representations respecting the condition of the Premises, the Building or the Building have been made by Landlord to Tenant except as specifically set forth in this Lease.

         Tenant shall pay upon demand the entire cost of repairing any damage to any portion of the Premises, the Building or the Building caused by the negligence or willful misconduct of Tenant or its agents, employees, contractors, or invitees, or by Tenant's failure to comply with the terms of this Lease.

         (b) Landlord's Obligation. Landlord shall maintain or cause to be maintained in reasonably good order, condition and repair, the structural portions of the roof, foundations, floors and exterior walls of the Building, the Building systems, and the public and common areas of the Building, such as elevators, stairs, corridors and restrooms; provided, however, that Tenant shall pay the cost of repairs for any damage occasioned by Tenant's use of the Premises or the Building or any act or omission of Tenant or Tenant's employees, contractors, agents, or invitees, to the extent (if any) not covered by Landlord's property insurance. Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair.

14.      Abandonment.

         Tenant shall not abandon the Premises at any time during the term hereof, and if Tenant shall abandon, or surrender the Premises or be dispossessed by process of law, or otherwise, any tangible personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord.

15.      Liens.

         Tenant shall keep the Premises and the Building and the land upon which the Building is situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall in the event of the filing of any such lien, post any bond required to release the Premises therefrom. Should Tenant fail to remove any such lien within five (5) business days after notice to do so from Landlord, Landlord may, in addition to any other remedies, record a bond pursuant to California Civil Code Section 3143 and all amounts incurred by Landlord in so doing shall become immediately due and payable by Tenant to Landlord as additional rent. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

16.      Assignment and Subletting.

         (a) Landlord's Consent. Landlord's and Tenant's agreement with regard to Tenant's right to transfer all or part of its interest in the Premises is as expressly set forth in this Paragraph 16. Except upon Landlord's prior written consent, which consent shall not (subject to Landlord's rights under Paragraph 16 (b), below) be unreasonably withheld, delayed or conditioned, neither this Lease nor all or any part of the leasehold interest created hereby shall, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, be assigned, mortgaged, pledged, encumbered or otherwise transferred by Tenant or Tenant's legal representatives or successors in interest (collectively an "assignment") and neither the Premises nor any part thereof shall be sublet or be used or occupied for any purpose by anyone other than Tenant (collectively, a "sublease"). Tenant agrees that any instrument by which Tenant assigns or sublets all or any portion of the Premises shall expressly provide that the subtenant or assignee may not further assign or sublet the assigned or sublet space without Landlord's prior written consent and that the assignee or subtenant will comply with all of the provisions of this Lease and that Landlord may enforce the Lease provisions directly against such assignee or subtenant. Any assignment or subletting without Landlord's prior written consent shall, at Landlord's option, be void and shall constitute an Event of Default entitling Landlord to terminate this Lease and to exercise all other remedies provided in Paragraph 27 of this Lease.

         In the event of an assignment or subletting, other than to an Affiliate (as defined below) any renewal options, expansion options, rights of first refusal, rights of first negotiation or any other rights or options pertaining to additional space in the Building contained in this Lease, shall not run to the subtenant or assignee, it being agreed by the parties hereto that any such rights and options are personal to the original Tenant named herein and may not be transferred.

         In no event shall Tenant assign this Lease or sublet the Premises or any portion thereof to any then, existing or prospective Tenant of said Building.

         Tenant shall pay Landlord's reasonable costs incurred in connection with Tenant's request to assign this Lease or sublet the Premises, regardless whether or not the Landlord consents to the proposed transfer.

         If Tenant is a corporation or a partnership, the transfer (as a consequence of a single transaction or any number of separate transactions) of fifty percent (50%) or more of the beneficial ownership interest of the voting stock of Tenant issued and outstanding as of the date hereof or of the partnership interests in Tenant, as the case may be, shall constitute an assignment  for  which  Landlord's  consent  is  required  as  provided  in this
Paragraph 16; provided, however, that if Tenant is a publicly traded corporation, transfers of Tenant's stock through a nationally recognized stock exchange, including an initial public offering of Tenant's stock, shall not constitute an assignment requiring Landlord's consent. In addition, Tenant may assign or sublet this Lease, without Landlord's consent, to any corporation or other entity which controls, is controlled by, or is under common control with Tenant, or to any corporation or other entity resulting from a merger, reorganization or consolidation with Tenant, or to any person or entity which acquires a controlling interest in Tenant's stock or substantially all of the assets of Tenant as a going concern (collectively, an "Affiliate"), provided that, as to an assignment to an Affiliate, the Affiliate assumes in writing all of Tenant's remaining obligations under this Lease and that Tenant gives Landlord such reasonable information as Landlord shall reasonably request regarding the Affiliate.

         (b) Procedure. If Tenant desires to assign this Lease or any interest therein or sublet all or part of the Premises (each hereinafter a "transfer"), Tenant shall give Landlord written notice thereof designating the space proposed to be transferred and the terms proposed. Landlord shall have the prior right and option (to be exercised by written notice to Tenant given within thirty (30) business days after receipt of Tenant's notice) to do any of the following:

         (1) Landlord may terminate this Lease, or in the case of a sublease of less than all of the Premises, terminate this Lease as to that part of the Premises proposed to be so sublet, either (i) on the condition that the proposed transferee immediately enter into a direct lease of the Premises with Landlord (or, in the case of a partial sublease, a lease of the portion proposed to be so sublet) on the same terms and conditions contained in Tenant's notice, or (ii) so that Landlord is thereafter free to lease the Premises (or, in the case of a partial sublease, the portion proposed to be so sublet) to whomever it pleases on whatever terms are acceptable to Landlord. In the event Landlord elects to so terminate this Lease, then if such termination is conditioned upon the execution of a lease between Landlord and the proposed transferee, Tenant's obligations under this Lease shall not be terminated until such transferee executes a new lease with Landlord, enters into possession and commences the payment of rent. If Landlord elects simply to terminate this Lease (or, in the case of a partial sublease, to terminate this Lease as to the portion to be so sublet), the Lease shall so terminate in its entirety (or as to the space to be so sublet) fifteen
(15) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation accruing under this Lease after the date of such termination if it is terminated in its entirety, or shall be released from any further obligation accruing under the Lease after the date of such termination with respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Lease, the Base Rent and Tenant's Share of Taxes and Operating Costs shall be reduced to an amount which bears the same relationship to the original amount thereof as the rentable area of that part of the Premises which remains subject to the Lease bears to the original rentable area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination.

         (2) In the event of a proposed subletting, Landlord may elect to sublet such space from Tenant at the rental and other terms set forth in Tenant's notice to Landlord setting forth the proposed terms of such subletting, in which event, Landlord shall have the further right to sublet to on such terms and conditions as it may desire.

         (3) Landlord may elect to permit Tenant to assign the Lease or sublease such part of the Premises, in which event Tenant may do so, but without being released of its liability for the performance of all its obligations under the Lease.

         (c) Documentation. Without limiting any other conditions stated in this Paragraph 16, no permitted subletting by Tenant shall be effective until there has been delivered to Landlord a counterpart of the sublease in which the subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of rent pertaining to the sublet space and for the performance of all of the terms and provisions of this Lease; provided, however, that the subtenant shall be liable to Landlord for rent only in the amount set forth in the sublease. Without limiting any other conditions stated in this Paragraph 16, no permitted assignment shall be effective unless and until there has been delivered to Landlord a counterpart of the assignment in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of the assignment. The failure or refusal of a subtenant or assignee to execute any such instrument shall not release or discharge the subtenant or assignee from its liability as set forth above.

         (d) No Release Of Tenant. No assignment, sublease or any other transfer of any kind, whether or not requiring Landlord's consent, shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such assignment, sublease or other transfer. Each transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each transferee) for the payment of rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The consent by Landlord to any sublease or assignment shall not relieve Tenant or any such transferee from the obligation to obtain Landlord's express prior written consent to any subsequent assignment or sublease by Tenant or any transferee. The acceptance of rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or sublease.

17.      Indemnification.

         (a) By Tenant. Tenant agrees to indemnify and defend against and hold harmless Landlord and the holders of any mortgage or deed of trust encumbering the Building, and each of their constituent shareholders, partners, members or other owners, and all of their respective agents, contractors, servants, officers, directors, managers, employees and licensees (hereinafter collectively called the "Indemnitees") from any and all loss, cost, liability, damage and expense, including without limitation penalties, fines and reasonable attorneys fees and costs, incurred arising from any case whatsoever in, on or about the Premises, including without limiting the generality of the foregoing: (i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (ii) the use of occupancy or manner of the use or occupancy of the Premises by Tenant or any other person or entity claiming through or under Tenant, including without limitation, the presence, use, generation, storage, transportation or disposal of any Hazardous Materials, or (iii) the condition of the Premises or any occurrence or happening on the Premises from any cause whatsoever, or (iv) any acts, omissions or negligence of Tenant or of Tenant's agents, contractors, employees, subtenants, licensees, invitees or visitors or any such person or entity, in, on or about the Premises or the Building, either prior to the commencement of, during, or after the expiration of the term, including without limitation any acts, omissions or negligence in the making or performing of any alterations. Tenant further agrees to indemnify, defend and save harmless Landlord and each Indemnitee from and against any and all loss, cost, liability, damage and expense, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy condition, occurrence, happening, act, omission or negligence referred to in the preceding sentence, except for injury to persons or damage to property to the extent a court of competent jurisdiction determines such injury or damage was caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives. In the event any action or proceeding is brought against Landlord or any lndemnitee for any claim against which Tenant is obligated to indemnify hereunder, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant's sole expense by counsel approved by Landlord, which approval shall not be unreasonably withheld. The provisions of this Paragraph 17 shall survive the expiration or earlier termination of this lease.

         (b) By Landlord. Landlord agrees to indemnify, defend, and hold harmless Tenant, Tenant's officers, directors shareholders, partners, trustees, members and agents (collectively "Tenant's Parties") from and against all claims, losses, and liabilities in connection with death or injury to any person or physical damage to property to the extent the same are determined by the final judgment of a court of competent jurisdiction to have been caused by the willful misconduct or negligent acts of Landlord or its authorized representatives in the Building, except to the extent such claim, loss or liability results from (a) the negligence, omissions or acts of Tenant, or (b) any default by Tenant of the Lease. Notwithstanding the foregoing, Landlord's indemnity obligations are limited to the extent of the coverage is provided under any insurance actually maintained by Landlord.

18.      Insurance.

         (a) Insurance Requirements. Tenant shall, at Tenant's expense, maintain during the term of this Lease (and, if Tenant shall occupy or conduct activities in or about the Premises prior to or after the term hereof, then also during such pre-term or post-term period): (i) Broad Form Commercial General Liability insurance or Broad Form Comprehensive General Liability insurance, in either case including contractual liability coverage, with a minimum combined single limit of liability of at least $2,000,000 for injuries to, or illness or death of, persons and damage to property occurring in or about the Premises or otherwise resulting from Tenant's operations in the Building, (ii) property insurance protecting Tenant against loss or damage by fire and such other risks as are insurable under then available standard forms of "all risk" insurance policies (excluding earthquake and flood but including water damage), covering Tenant's property in or about the Premises and also covering any fixtures that may belong to Tenant, Tenant's property, but excluding the improvements existing in the Premises as of the date of Tenant's initial occupancy of the Premises, for the full replacement value thereof without deduction for depreciation; and
(iii) workers' compensation insurance in statutory limits. The above described liability insurance shall protect Tenant, as named insured, and Landlord and its agent and any other parties designated by Landlord, as additional insureds, shall insure Landlord's, its agent and such other parties' contingent liability with regard to acts or omissions of Tenant; and shall specifically include all liability assumed by Tenant under this Lease (provided, however, that such contractual liability coverage shall not limit or be deemed to satisfy Tenant's indemnity obligations under this Lease). Landlord reserves the right to increase the foregoing amount of liability coverage from time to time as Landlord reasonably determines is required to adequately protect Landlord and the other parties designated by Landlord from the matters insured thereby.

         (b) Policy Form. Each insurance policy required pursuant to this Paragraph 18 shall be issued by an insurance company licensed to do business in the State of California, shall be rated A+ or better in "Best's Insurance Guide" and approved by Landlord in Landlord's reasonable discretion. Each insurance policy, other than Tenant's workers' compensation insurance, shall (i) provide that it may not be materially changed, canceled or allowed to lapse unless thirty (30) days' prior written notice to Landlord and any other insureds designated by Landlord is first given, (ii) provide for severability of interests and that no act or omission of Tenant shall affect or limit the obligations of the insurer with respect to any other insured, (iii) shall provide that their respective coverages shall be primary and that any insurance maintained by Landlord shall be excess insurance only, (iv) in the case of insurance against loss or damage to the Premises or the Building, shall be endorsed to provide that such loss shall be adjusted with and be payable to Landlord, and (v) shall have deductible amounts, if any, not in excess of $1,000. Each such insurance policy or a certificate thereof shall be delivered to Landlord by Tenant on or before the effective date of such policy and thereafter Tenant shall deliver to Landlord renewal policies or certificates at least thirty (30) days prior to the expiration dates of expiring policies. If Tenant fails to procure such insurance or to deliver such Landlord shall furnish to the Premises, during reasonable hours of generally recognized policies or certificates, Landlord may, at its option, procure the same for Tenant's account, and the cost thereof shall be paid to Landlord by Tenant upon demand.

         (c) Landlord's Insurance. During the Term, to the extent such coverages are available at a commercially reasonable cost, Landlord shall maintain in effect insurance on the Building with responsible insurers, on an "all risk" or "special form" basis, insuring the Building in an amount equal to at least 90% of the replacement cost thereof, excluding land, foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

19.      Mutual Waiver of Subrogation Rights.

         Each party hereto hereby releases the other party and the respective partners, shareholders, agents, employees, officers, directors and authorized representatives of such released party (and, in the case of Tenant as the releasing party, the holders of any mortgage or deed of trust encumbering the Building), from any claims such releasing party may have for damage to the Premises, the building or any of such releasing party's fixtures, personal property, improvements and alterations in or about the Premises or the building or the Building that is caused by or results from risks insured against under any fire and extended coverage insurance policies actually carried by such releasing party or deemed or required hereunder to be carried by such releasing party; provided, however, that such waiver shall be limited to the extent of the net insurance proceeds payable by the relevant insurance company with respect to such loss or damage. For purposes of this Paragraph 19, Tenant shall be deemed to be carrying the fire and extended coverage insurance policies required pursuant to clause (ii) of Paragraph 18(a), above and Landlord shall be deemed to carry standard fire and extended coverage policies on the building in which the Premises are located. Each party hereto shall cause each such fire and extended coverage insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against the other respective party and the other aforesaid released parties in connection with any matter covered by such policy.

20.      Utilities.

         Landlord shall furnish to the Premises, during reasonable hours, Monday through Friday except recognized public holidays, to be determined by Landlord, and subject to the rules and regulations of the Building, HVAC service for the use of the Premises for general office purposes. Landlord shall also furnish the Premises, at all times, subject to the rules and regulations of the Building, with water and electricity suitable for the use of the Premises for general office purposes. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure or delay is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or is caused directly or indirectly by the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of business or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Tenant shall pay and provide for all services and utilities not furnished by Landlord.

         Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of electricity, cooling capacity or water usually furnished or supplied for use of the Premises for general office purposes or connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that customarily furnished or supplied to other Tenants of the Building for use of their Premises for general office purposes, Tenant shall first procure the consent of Landlord, which Landlord may refuse in its sole discretion, to the use thereof and Landlord may cause an electric current or water meter to be installed in the Premises so as to measure the amount of excess electric current or water consumed by Tenant. The cost of any such meter and of the installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor the cost of all such excess water and electric current consumed, as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the excess electric current or water so consumed.

         Upon request by Tenant in accordance with the procedures established by Landlord from time to time for furnishing HVAC service at times other than Business Hours, Landlord shall furnish such service to Tenant and Tenant shall pay for such services on an hourly basis at the then prevailing rate established for the Building by Landlord.

21.      Personal Property and other Taxes.

         Tenant shall pay before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting installed by Tenant even though said carpeting has become a part of the Premises; and any and all taxes or increases therein levied or assessed on Landlord or Tenant by virtue of alterations, additions or improvements to the Premises made by Tenant or Landlord at Tenant's request. In the event said taxes are charged to or paid or payable by Landlord, Tenant, forthwith upon demand therefor, shall reimburse Landlord for all of such taxes paid by Landlord.

22.      Rules and Regulations.

         Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease as Exhibit D and all modifications of and additions thereto applicable to all tenants of the Building from time to time put into effect by Landlord of which Tenant shall have notice. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.


23.      Holding Over.

         If Tenant holds possession of the Premises after the term of this lease, Tenant shall, (at option of Landlord to be exercised by Landlord's giving written notice to Tenant and not otherwise) become a Tenant from month to month upon the terms and conditions herein specified, so far as applicable, at a monthly rental of one and one-half (1.5) times the monthly rental in effect during the last month of the Lease term. Such monthly rent shall be payable in advance, in lawful money, and shall continue until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written notice of intent to terminate such monthly tenancy. Unless Landlord shall exercise the option provided herein, Tenant shall be a tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant while Tenant is so holding over.

24.      Subordination.

         This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the Building and/or the land upon which the Building is situated and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against said Building and/or the land upon which the Building is situated or on or against Landlord's interest or estate therein or on or against any ground or underlying lease without the necessity of having further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute and deliver any such instrument or instruments for or in the name of Tenant, if Tenant fails to execute such documents within ten (10) days after request. In the event of termination of any ground or underlying lease, or in the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, Tenant shall upon demand attorn to the lessor under such ground or underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust, in which event this Lease shall not terminate and Tenant shall automatically be and become the Tenant of said lessor under such ground or underlying lease or to said purchaser, whichever shall make demand therefor. Landlord agrees to use commercially reasonable efforts to obtain, at Tenant's sole cost and expense, a non-disturbance agreement from the holder of any existing encumbrance on the Building in a form reasonably acceptable to such holder of the encumbrance; provided, however, that the effectiveness of this Lease shall not be affected by Landlord's failure to obtain such an agreement.

25.      Entry by Landlord.

         Landlord reserves and shall at any and all reasonable times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit the Premises to prospective purchasers or Tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the entrance to the Premises shall not be blocked thereby and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy of quiet enjoyment of the Premises, and other loss occasioned by such entry. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon and about the Premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

26.      Intentionally Deleted.

27.      Default.

         (a) Events of Default. The occurrence of any of the following shall constitute an "Event of Default" by Tenant:

                  (i) Tenant fails to make any payment of rent when due, or any amount required to replenish the security deposit as provided in Paragraph 8 above, if payment in full is not received by Landlord within three (3) days after written notice that it is due.

                  (ii) Tenant abandons the Premises.

                  (iii)  Tenant  fails  timely  to  deliver  any   subordination
document, estoppel certificate or financial statement requested by Landlord within the applicable time period specified in Paragraphs 24 and 33.

                  (iv) Tenant violates the restrictions on assignments and subleases set forth in Paragraph 16.

                  (v) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

                  (vi) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

                  (vii) Tenant fails to perform or comply with any provision of this Lease other than those described in (i) through (vi) above, and does not fully cure such failure within thirty (30) days after notice to Tenant or, if such failure cannot be cured within such thirty (30)-day period, Tenant fails within such thirty (30)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice; provided, however, that if Landlord in Landlord's reasonable judgment determines that such failure cannot or will not be cured by Tenant within such ninety (90) days, then such failure shall constitute an Event of Default immediately upon such notice to Tenant.

         (b) Remedies. Upon the occurrence of an Event of Default, Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

                  (i) Landlord may terminate Tenant's right to possessinn of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant's account, storage of Tenant's personal property and trade fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Paragraph 27(b), shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code
Section 1951.2 and any other applicable existing or future Law providing for recovery of damages for such breach, including the worth at the time of award of the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Term after the date of the award of damages, including additional rent as reasonably estimated by Landlord, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%).

                  (ii) Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

                  (iii) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

                  (iv) Landlord may remove all Tenant's property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

28.      Damage or Destruction.

         If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Building, Landlord shall diligently repair the same to the extent possible with the insurance proceeds received by Landlord, subject to the provisions of this Paragraph 28 hereinafter set forth, if such repairs can in Landlord's opinion be made within 90 days after issuance of a building permit therefor under the laws and regulations of federal, state and local governmental authorities having jurisdiction thereof. In such event this Lease shall remain in full force and effect. Unless such damage was caused the negligence or willful misconduct of Tenant or Tenant's agents, contractors, employees, subtenants, licensees, invitees or visitors, Base Rent shall be abated to the extent the Premises is rendered unusable by Tenant in the conduct of its business during the time such part is so unusable. Notwithstanding the foregoing, if such damage shall occur during the final year of the term of this Lease, Landlord shall not be obligated to repair such damage, but may instead elect to terminate this Lease upon written notice given to Tenant within 30 days after the date of such fire or other casualty, in which event this Lease shall terminate as of the termination date specified in Landlord's notice.

         If such repairs cannot in Landlord's opinion be made within 90 days after issuance of a building permit therefor or if such damage is uninsured, Landlord may elect upon notice to Tenant given 60 days after the date of such fire or other casualty to (i) repair or restore such damage, in which event this Lease shall continue in full force and effect, but basic rent shall be partially abated as herein above in this Section provided or (ii) terminate this Lease in which event this Lease shall terminate as of the termination date specified in Landlord's notice.

         A total destruction of the Building automatically shall terminate this Lease. Landlord and Tenant acknowledge that this Lease constitutes the entire agreement of the parties regarding events of damage or destruction, and Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and any similar statute now or hereafter in force.

         If the Premises are to be repaired under this Paragraph 28, Landlord shall repair at its cost any injury or damage to the Building itself and the initial improvements made to the Premises by Landlord pursuant to this Lease. Tenant shall pay the cost of repairing or replacing all other improvements in the Premises and Tenant's trade fixtures, furnishings, equipment and other personal property.

29.      Eminent Domain.

         If all or any part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, and such taking will substantially impair Tenant's use of the Premises for more than 90 days, either party hereto shall have the right, at its option, to terminate this Lease. If all or any part of the building of which the Premises are a part shall be taken or appropriated by any public or quasi-public authority under any power of eminent domain, Landlord may terminate this Lease. In either of such events, Landlord shall be entitled to and Tenant upon demand of Landlord shall assign to Landlord any rights of Tenant to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If a part of the Premises shall be so taken or appropriated and neither party hereto shall elect to terminate this Lease, the rent thereafter to be paid shall be equitably reduced.

30.      Clauses, Plats and Riders.

         Clauses, plats and riders, if any, endorsed on or affixed to this Lease are a part hereof.

31.      Sale by Landlord.

         In the event the Landlord hereunder shall sell or convey the building in which the Premises are a part and the transferee assumes, in writing, Landlord's obligations under this Lease arising from and after the date of such assignment, all liabilities and obligations on the part of the Landlord under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner. If any security be given by Tenant to secure the faithful performance of all or any of the covenants of this Lease on the part of Tenant, Landlord shall transfer and/or deliver the security to the successor in interest of Landlord and thereupon Landlord shall be discharged from any further liability in reference thereto. Except as set forth in this Paragraph 31, this Lease shall not be affected by any such sale or conveyance.

32.      Limitation of Liability.

         It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord, any mortgagee having a security interest in the Building or portion thereof, Landlord's partners (if Landlord is a partnership), Landlord's shareholders, officers and directors (if Landlord is a corporation) or Landlord's members, managers, officers and directors (if Landlord is a limited liability company). Any liability for damage or breach or nonperformance by Landlord shall be collectible only out of Landlord's interest in the Building and no personal liability is assumed by, nor at any time may be asserted against, Landlord, any mortgagee having an interest in the Building or portion thereof, or Landlord's partners, shareholders, members, managers, officers, or directors, as applicable, or any of their respective officers, agents, employees, legal representatives, successors or assigns, all such liability, if any, being expressly waived and released by Tenant.

33.      Estoppel Certificates.

         At any time and from time to time, upon not more than ten (10) days prior request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement certifying the date of commencement of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of such modifications) and the dates to which the rent has been paid, and setting forth such other matters as may reasonably be requested by Landlord. Landlord and Tenant intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or the beneficiary of any deed of trust or by any purchaser or prospective purchaser of the Building. Tenant hereby irrevocably appoints Landlord as its agent and attorney-in-fact to execute, acknowledge and deliver any such certificate in the name of and on behalf of Tenant in the event that Tenant fails to so execute, acknowledge and deliver any such certificate within 10 days after request thereof. In addition, from time to time, but no more frequently than once per year, upon Landlord's request, Tenant shall promptly furnish Landlord financial statements reflecting Tenant's current financial condition and, if rendered in the ordinary course of conducting Tenant's business, a copy of Tenant's latest certified financial statements. Landlord shall make commercially reasonable efforts to maintain the confidentiality of such statements, provided that Landlord shall be entitled to make such statements available to potential lenders, investors and purchasers with respect to the Building.

34.      Right of Landlord to Perform.

         All covenants and agreements to be kept or performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated to, and without waiving any default of Tenant or releasing Tenant from any obligations of Tenant hereunder, make any such payment or perform any such other act on Tenant's part to be made or performed as provided herein. All sums so paid by the Landlord and all necessary incidental costs, together with interest thereon at the highest rate allowed by law from the date of such payment by the Landlord, shall be paid to Landlord forthwith on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in payment of rent.

35.      Landlord's Default and Tenant's Remedies.

         Landlord shall not be in default unless Landlord fails to perform any of its obligations under this Lease and falls to cure such default within thirty
(30) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion where such default could not reasonably be cured within said thirty (30) day period. Tenant waives the provisions of Section 1932(1), 1941 and 1942 of the California Civil Code and/or any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under the Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.

36.      Mortgagee Protections.

         If any lender requires, as a condition to its lending funds the repayment of which is to be secured by a mortgage or trust deed on the Building or any portion thereof, that certain modifications be made to this Lease, which modifications will not require Tenant to pay any additional amounts or otherwise change materially the rights or obligations of Tenant hereunder, Tenant shall, upon Landlord's request, execute appropriate instruments effecting such modifications.

         In the event of any act or omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this Lease, Tenant will not sue for such damages or exercise any such right to terminate until (i) it shall have given written notice of the act or omission to Landlord and to the holder(s) of any mortgage or deed of trust encumbering the Building, if the name and address of such holder(s) have been furnished to Tenant, and (ii) such holder(s) shall have been given a reasonable opportunity to cure Landlord's default, including time to obtain possession of the Building or portion thereof by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure.

37.      Attorney Fees.

         If as a result of any breach or default on the part of Tenant under this Lease, Landlord uses the services of any attorney in order to secure compliance with this Lease, Tenant shall reimburse Landlord upon demand as additional rent for any and all attorneys' fees and expenses incurred by Landlord, whether or not formal legal proceedings are instituted. Should either party bring action against the other party to enforce the provisions of this Lease, then the party which prevails in such action shall be entitled to its reasonable attorneys' fees and expenses related to such action in addition to all other recovery or relief.

38.      Surrender of Possession.

         The voluntary or other surrender of this Lease by Tenant or mutual cancellation thereof shall not work a merger and, at the option of Landlord, shall terminate all or any existing subleases or subtenancies, or at the option of Landlord, may operate as an assignment to Landlord of any or all such subleases or subtenancies.

39.      Waiver.

         The waiver by Landlord or Tenant of performance of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

40.      Notices.

         Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by a commercial overnight courier that guarantees next day delivery and provides a receipt, or (d) by telefacsimile or telecopy, and such notices shall be addressed to Tenant or Landlord, as applicable, at the addresses specified for each in the Basic Lease Information or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be deemed delivered when actually delivered, if such delivery is in person, three (3) business days after deposit with the U.S. Postal Service, if such delivery is by certified mail, one (1) business day after deposit with the overnight courier service, if such delivery is by an overnight courier service, and one (1) business day after transmission, if such delivery is by telefacsimile or telecopy. The foregoing shall in no event prohibit notice from being given as provided by the federal or state Rules of Civil Procedure, as the same may be amended from time to time.

41.      Defined Terms and Marginal Headings.

         The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular and words used in masculine gender shall include the feminine and neuter. If there is than one. Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The marginal headings and titles to the paragraphs of the Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

42.      Time and Applicable Law.

         Time is of the essence of this Lease and each and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Premises are located.

43.      Successors.

         Subject to the provisions of Paragraph 16 hereof, the covenants and conditions herein contained shall be binding upon and inure to the benefits of the heirs, successors, executors, administrators and assigns of the parties hereto.

44.      Entire Agreement.

         This Lease constitutes the entire agreement between Landlord and Tenant and no promises or representations, express or implied, either written or oral, not herein set forth shall be binding upon or inure to the benefit of Landlord or Tenant. This Lease shall not be modified by any oral agreement, either express or implied, and all modifications hereof shall be in writing and signed by both Landlord and Tenant.

45.      Late Charge.

         In the event Tenant shall fail to pay any rent or other sums due hereunder on the due-date herein provided, then and in that event the amount so due and unpaid shall bear interest from and after due-date until paid at an annual rate of interest ("lnterest Rate") equal to the lesser of (i) three percent (3%) over the prevailing "prime rate" announced from time to time by the Bank of America NT&SA for purposes of pricing loans to major corporate borrowers or (ii) the highest rate allowed by law for commercial obligations, which interest shall be payable forthwith upon demand. In addition to such interest, with respect to any installment of monthly rent not received by Landlord when due hereunder, Landlord shall be entitled to collect from Tenant a one-time late collection charge in an amount equal to five percent (5%) of the delinquent amount to compensate Landlord for Landlord's administrative and other costs and efforts in connection therewith. Landlord and Tenant hereby agree that such five percent (5%) late charge represents a reasonable approximation of Landlord's losses and costs that would be incurred in connection with the late payment of such monthly rent. (The foregoing shall be in addition to any other right or remedy of Landlord). Landlord shall give Tenant written notice within thirty (30) days after assessing such late fee.

46.      Brokers.

         Landlord and Tenant each represent and warrant to the other that, other than Tenant's broker identified in the Basic Lease Information (collectively, the "Brokers"), no broker, agent, or finder negotiated or was instrumental in negotiating or consummating this Lease on its behalf and that it knows of no broker, agent, or finder, other than the Brokers, who are, or might be, entitled to a commission or compensation in connection with this Lease. In the event of any such claims for additional brokers' or finders' fees or commissions in connection with the negotiation, execution or consummation of this Lease, then Landlord shall indemnify, save harmless and defend Tenant from and against such claims, and any liability, loss, damage, or expense (including attorneys' fees and costs) if they shall be based upon any statement, representation or agreement by Landlord, and Tenant shall indemnify, save harmless and defend Landlord from and against such claims, and any liability, loss, damage, or expense (including attorneys' fees and costs) if they shall be based upon any statement, representation or agreement made by Tenant. Tenant shall be responsible for all fees due the Brokers arising out of this Lease, provided that Tenant shall be entitled to apply a portion of the Tenant Improvement Allowance, as more particularly described in Exhibit C, against its obligations to the Brokers. Tenant shall indemnify, save harmless and defend Landlord from and against any claims, liability, loss, damage, or expense (including attorneys' fees and costs) incurred by Landlord as a result of the Brokers involvement in the leasing of the Premises and the negotiation of this Lease.

47.      No Discrimination.

         Tenant agrees for Tenant and Tenant's heirs, executors, administrators, successors and assigns and all persons claiming under or through Tenant, and this Lease is made and accepted upon the following conditions: that there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, sex, religion, martial status, ancestry or national origin (whether in the use, occupancy, subleasing, transferring, tenure or enjoyment of the Premises or otherwise) nor shall Tenant or any person claiming through or under Tenant establish or permit any such practice or practices of discrimination or segregation with reference to or arising out of the use or occupancy of the Premises by Tenant or any person claiming through or under Tenant.

48.      Owner's Right to Perform Building Renovations.

         (1) Tenant understands and agrees that Owner may, at any time or from time to time during the term of the Lease, perform substantial renovation work in and to the Building or the mechanical systems serving the Building (which work may include, but need not be limited to, the repair or replacement of the Building's exterior facade, exterior window glass, elevators, electrical systems, air conditioning and ventilating systems, plumbing system, structural systems; including seismic upgrades, common hallways, or lobby), any of which work may require access to the same from within the Premises.

         (2) Tenant agrees that:

                  (a) Owner shall have access to the Premises at all  reasonable
                      times,  upon  reasonable   notice,   for  the  purpose  of
                      performing such work, and

                  (b) Owner shall incur no liability to Tenant, nor shall Tenant be  entitled  to any  abatement  of rent on account of any noise, vibration, or other disturbance to Tenant's business at the Premises (provided that Tenant is not denied access to said Premises) which shall arise out of said access by Owner or by the performance by Owner of the aforesaid renovations at the Building, provided that this paragraph shall not limit Landlord's obligations under Paragraph 17(b).

         (3) Owner shall use reasonable efforts to avoid disruption of Tenant's business during any such entry upon the Premises by Owner. Such reasonable efforts shall not include any obligation to employ labor at overtime rates unless Tenant agrees to pay the amount by which such overtime rates exceed the standard non-overtime rates. Such payment obligation shall constitute additional rent and shall be payable on demand.

         (4) It is expressly understood and agreed by and between Owner and Tenant that if Tenant shall commence any action or proceeding seeking injunctive, declaratory, or monetary relief in connection with the rights reserved to Owner under this provision, or if Owner shall commence any action or proceeding to obtain access to the Premises in accordance with this provision, and if Owner shall prevail in any such action, then Tenant shall pay to Owner, as additional rent under this Lease, a sum equal to all legal fees, costs and disbursements incurred by Owner in any way related to or arising out of such action or proceeding.

49.      Signage.

         No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building as shall be first designated by Landlord, but there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. A directory in a conspicuous place, with the names of Tenant, not to exceed one (1) name(s), shall be provided by Landlord on a one time basis. Any necessary revision to such directory shall be made by Landlord, at Tenant's expense, within a reasonable time after written notice from Tenant of the change making the revision necessary. Landlord shall have the right to remove all non-permitted signs without notice to Tenant and at the expense of Tenant.

         Notwithstanding the foregoing, once tenant has occupied three (3) floors of the building, Tenant may, at its own expense, erect a sign with its company name and logo on a wall in the lobby, separate from the directory, at a position and size to be mutually agreed upon by Landlord and Tenant.

50.      Telephone Service.

         Landlord shall have no responsibility for providing to Tenant any telephone equipment, including wiring, within the Premises or for providing telephone service or connections from the utility to the Premises, except as required by the express terms of this Lease.

         Tenant shall not alter, modify, add to or disturb any telephone wiring in the Premises or elsewhere in the Building without the Landlord's prior consent. Tenant shall be liable to Landlord for any damage to the telephone wiring in the Building due to the act, negligent or otherwise, of Tenant or any employee, contractor or other agent of Tenant. Tenant shall have no access to the telephone closets within the Building, except in the manner and under procedures established by Landlord. Tenant shall promptly notify Landlord of any actual or suspected failure of telephone service to the Premises.

         All costs incurred by Landlord for the installation, maintenance, repair and replacement of telephone wiring within the Building shall be an Operating Expense, as otherwise defined in Paragraph 7 of this Lease, unless Landlord is reimbursed for such costs by other tenants of the Building.

         Landlord shall not be liable to Tenant and Tenant waives all claims against Landlord whatsoever, whether for personal injury, property damage, loss of use of the Premises, or otherwise, due to the interruption or failure of telephone services to the Premises. Tenant hereby holds Landlord harmless and agrees to indemnify, protect and defend Landlord from and against any liability for any damage, loss or expense due to any failure or interruption of telephone service to the Premises for any reason. Tenant agrees to obtain loss of rental insurance adequate to cover any damage, loss or expense occasioned by the interruption of telephone service.

51.      Intentionally Deleted.

52.      Hazardous Substance Disclosure.

         California law requires landlords to disclose to tenants the existence of certain hazardous substances. Accordingly, the existence of gasoline and other automotive fluids, maintenance fluids, copy fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items, and asbestos containing materials ("ACM"), must be disclosed. Gasoline and other automotive fluids are found in the parking area of the Building. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Building are found in the utility areas of the Building not generally accessible to tenants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks and office equipment that may contain hazardous substances. Certain adhesives, paints and other construction materials and finishes used in portions of the Building may contain hazardous substances. Although smoking is prohibited in the public areas of the Building, these areas may, from time to time, be exposed to tobacco smoke. Building occupants and other persons entering the Building from time to time may use or carry prescription and nonprescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some which may contain hazardous substances. Certain floor tiles in the Building may also contain ACM. Landlord has made no special investigation of the Premises with respect to hazardous substances.

53.      Authority.

         If Tenant is a corporation, partnership, trust, association or other entity, Tenant and each person executing this Lease on behalf of Tenant hereby covenants and warrants that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant is duly qualified to do business in the State of California, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) each person (and all persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so.

54.      Execution of Lease.

         The submission of this Lease to Tenant or its broker or other agent, does not constitute an offer to Tenant to lease the premises. This Lease shall have no force and effect until (a) it is executed and delivered by Tenant to Landlord and (b) it is fully reviewed and executed by Landlord; provided, however, that, upon execution of this Lease by Tenant and delivery to Landlord, such execution and delivery by Tenant shall, in consideration of the time and expense incurred by Landlord in reviewing the Lease and Tenant's credit, constitute an offer by Tenant to lease the Premises upon the terms and conditions set forth herein (which offer to lease shall be irrevocable for twenty (20) business days following the date of delivery).

55.      Parking.

         Landlord shall make available to Tenant the right to lease its pro-rata share of parking spaces, or one per every 3,000 rentable square feet leased, in the building garage at the prevailing market rate for the building garage.

56.      Generator.

         Landlord acknowledges that Tenant's operations at the Building will require a natural gas powered back-up generator. As of the date of this Lease the parties have been unable to determine the appropriate location for such generator. Landlord and Tenant shall negotiate and finalize an agreement with respect to the installation of such generator in the form of Exhibit F attached hereto on or before December 31, 1999.

57.      Quiet Possession.

         Subject to Tenant's full and timely performance of all of Tenant's obligations under this Lease and subject to the terms of this Lease, including Paragraph 24 - Subordination, Tenant shall have the quiet possession of the Premises throughout the term of this Lease as against any persons or entities lawfully claiming by, through or under Landlord.

IN WITNESS WHEREOF Landlord and Tenant have executed this Lease as of the day and year first above written.


Landlord:       300 CALIFORNIA ASSOCIATES, LLC, a California
                limited liability company

By:             /s/ Michael Halper
                --------------------------------

Name:           Michael Halper
                --------------------------------

Title:          Manager
                --------------------------------


Tenant:         T E Network, lnc., a Delaware Corporation


By:             /s/ Erick Hachenburg
                --------------------------------

Name:           Erick Hachenburg
                --------------------------------


Title:          President/CEO
                --------------------------------

                                   EXHIBIT A
                               LEGAL DESCRIPTION


Commonly known as 300 CALIFORNIA STREET, San Francisco, California

The land referred to in this Lease is situated in the State of California, City and County of San Francisco, and is described as follows:

Beginning at the point of intersection of the northerly line of California Street, with the westerly line of Battery Street; running thence northerly along said westerly line of Battery Street 124 feet to the southerly line of Halleck Street; thence westerly along said southerly line of Halleck Street 121 feet 9 inches; thence at a right angle southerly 124 feet to the northerly line of California Street; thence easterly along said northerly line of California Street 121 feet 9 inches to the point of commencement.

Being part of Block No. 37.

Assessor's Lot 2; Block 238

                                   EXHIBIT B
                            DESCRIPTiON OF PREMISES

                                  EIGHTH FLOOR










                             300 California Street
                                   8th Floor











                               [GRAPHIC OMITTED]

                                   EXHIBIT B
                            DESCRIPTION OF PREMISES


                                 SEVENTH FLOOR











                             300 California Street
                                   7th Floor












                               [GRAPHIC OMITTED]

                                   EXHIBIT B
                            DESCRIPTION OF PREMISES

                                  FIFTH FLOOR











                             300 California Street
                                   5th Floor









                               [GRAPHIC OMITTED]

                                  EXHIBIT B-I
                       DESCRIPTION OF EXPANSION PREMISES

                                  FIFTH FLOOR












                             300 California Street
                                   5th Floor














                               [GRAPHIC OMITTED]

                                  EXHIBIT B-2
                            DESCRIPTION OF PREMISES

                                  SIXTH FLOOR










                             300 California Street
                                   6th Floor











                               [GRAPHIC OMITTED]

                                   EXHIBIT C
                             WORK LETTER AGREEMENT


This Work Letter Agreement supplements that certain lease (the "Lease") dated and executed concurrently herewith by and between 300 California Associates, LLC, a California Limited Liability Company ("Landlord"), and T E Network Inc., a Delaware Corporation ("Tenant"), with the terms defined in the Lease to have the same definition where used herein.

This Agreement shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises, which Landlord shall deliver to Tenant in its as-is condition.

1.      TENANT iMPROVEMENTS

        (a) Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of Thirty-Three and 80/100 Dollars ($33.80) for each rentable square foot of the Initial Premises to be applied toward payment of the tenant improvement costs described below (the "Tenant Improvements"); provided that up to Five and 80/100 Dollars ($5.80) per rentable square foot of the Initial Premises may be applied toward the payment of any fee due Tenant's leasing advisor, Ernst & Young, arising from Ernst & Young's representation of Tenant in connection with the leasing of the Premises ("Broker's Fees"). In no event shall Landlord be obligated to make disbursements pursuant to this Agreement in a total amount which exceeds the Tenant Improvement Allowance.

                  In addition, Tenant shall be entitled to a one-time tenant improvement allowance in the amount of ($33.40) for each rentable square foot of the Expansion Premises to be applied to the payment of the tenant improvement costs described below (the "Tenant Improvements"); provided that up to Five Dollars and 40/100 ($5.40) per square foot may be applied toward the payment of any fee due Tenant's leasing advisor, Ernst & Young, arising from Ernst & Young's representation of Tenant in connection with the leasing of the Expansion Premises ("Broker's Fees"). In no event shall Landlord be obligated to make disbursements pursuant to this Agreement in a total amount which exceeds the Tenant Improvement Allowance.

                  Notwithstanding the foregoing, if Tenant, breaches its obligations under Paragraph 12(b) of the Lease with respect to any portion of the Premises, without limiting Landlord's remedies as set forth elsewhere in this Lease, the Tenant Improvement Allowance shall not apply to such portion of the Premises.

        (b) Construction Costs. All costs and expenses to construct the Tenant Improvements approved by Landlord, including all fee and expenses for:

        (i)       (a)   architectural/space    planning   services  utilized  by
Landlord in preparation of any space plans;

                  (b) architects, engineers and consultants in the preparation and review of the Construction Plans;

                  (c) labor, materials, equipment and fixtures supplied by the general contractor, its subcontractors and/or materialman;

                  (d) the furnishing and installation of all HVAC, electrical, lighting, window and floor coverings, fire and life safety control systems, plumbing and painting throughout and within the Premises;

                  (e) all fees charged by the City and/or County where building is located required for tenant improvement work in the Premises;

                  (f) all costs and expenses incurred to comply with all laws, rules, regulations or ordinances of any governmental authority for any work at the Project in order to construct the Tenant Improvements.

                  The term Construction Costs shall not include any fees, costs, expenses, compensation or other consideration payable to Tenant, or any of its officers, directors, employees or affiliates, or the cost of any of Tenant's furniture, artifacts, trade fixtures, telephone and computer systems and related facilities, or equipment.

         (ii) Disbursement of Tenant Improvement Allowance. Upon completion of construction of the Tenant Improvements Landlord shall disburse the Tenant Improvement Allowance for Tenant Improvement Allowance Items, and, to the extent permitted under this Lease, Broker's Fees, within thirty (30) days of written request for disbursement.

                  (1) Disbursement. Tenant shall provide to Landlord prior to disbursement (i) a request for payment detailing the work completed; (ii) invoices from all of "Tenant's Agents", as that term is defined in Section 3 of this Agreement, for labor rendered and materials delivered to the Premises;
(iii) executed mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Landlord; provided, however, that if the disbursement request is solely for Brokers Fees, Tenant shall provide to Landlord prior to disbursement
(i) a request for payment detailing the fees and the services for which the fees were incurred, (ii) invoices from the Brokers, and (iii) all other information reasonably requested by Landlord. Thereafter, Landlord shall deliver a check to Tenant for the Tenant Improvement Allowance, provided that Landlord does not dispute any request for payment based on noncompliance of any work with the "Approved Working Drawings", as that term is defined in Section 2 below, or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished of materials supplies as set forth in Tenant's payment request.

                  (2) Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items.

         (c) Landlord's Work. Landlord shall be responsible for installing in the Building (but not in the Premises), at Landlord's sole cost and expense, a building flre pump, riser for the Building fire sprinkler system, and the HVAC, plumbing and electrical systems. Notwithstanding the foregoing, Tenant shall be responsible, at its sole cost and expense, for all sprinkler floor loops and branch distribution and any installation of HVAC, plumbing or electrical systems in or around the Premises to the extent such portions of such systems are intended for the primary benefit of the Premises.

         (d) Restrictions on Tenant Improvements. Notwithstanding anything to the contrary in this exhibit, the construction of the Tenant Improvements is subject to all of the terms and provisions of the Lease, including, without limitation, Paragraph 12(b).

2.      CONSTRUCTION DRAWINGS

         (a) Selection of Drawings. Tenant shall retain the architect with the prior approval of Landlord (the "Architect") to prepare the Construction Drawings. Tenant shall retain the engineering consultants with the prior approval of Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work in the Premises. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings". All Construction Drawings shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 2, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, code compliance or other like matters, Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's indemnity set forth in Section 18 of this Lease shall specifically apply to the Construction Drawings.

         (b) Final Space Plan. Tenant shall supply landlord with four (4) copies signed by Tenant of its final space plan for the Premises. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Space Plan for the Premises if the same is approved, such approval not to be unreasonably withheld.

         (c) Final Working Drawings. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and nonstandard equipment and specifications including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical, and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Working Drawings for the Premises if the same is approved, such approval not to be unreasonably withheld.

         (d) Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings") prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alternation in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.

         (e) Changes. No material changes, modifications or alterations in the Plans and Specifications or in the Tenant Improvements ("Change") shall be made by Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any request by Tenant for a Change shall be in writing and shall be accompanied by all information necessary to clearly identify and explain the proposed Change. Landlord shall notify Tenant in writing of Landlord's approval of disapproval of such Change within two (2) business days after Landlord's receipt of same. If Landlord disapproves a change, Tenant shall make the changes necessary and shall resubmit the Change to Landlord, which Landlord shall approve or disapprove within two (2) business days after Landlord receives the revised Change. This procedure shall be repeated until the Change is finally approved by Landlord and written approval has been delivered to and received by Tenant. Tenant shall bear the sole cost and expense of Landlord's review and approval of any Change.

3.      CONSTRUCTION OF THE TENANT IMPROVEMENTS

         (a) Tenant's Selection of Contractors.

                  (i) The Contractor. A general contractor shall be retained by Tenant to construct the Tenant Improvements. Such general contractor ("Contractor") shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld.

                  (ii) Tenant's Agents. All subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents".

         (b) Construction of Tenant Improvements by Tenant's Agents.

                  (i) Tenant's Agents.

                           (1)  Indemnity   Landlord's  General  Conditions  for
Tenant's Agents and Tenant Improvement Work. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all rules made by Landlord with respect to the storage of materials, coordination of work with the contractors of other tenants of the Building, and any other matter in connection with this Agreement, including, without limitation, the construction of the Tenant Improvements.

         (2) Indemnity. Tenant's indemnity of Landlord as set forth in Section 3 of this Work Letter Agreement shall also apply with respect to any and all costs, losses, damages, injuries, and liabilities related in any way to any act or omission of Tenant or Tenant's Agents or any directly or indirectly employed by any of them, or in connection with Tenant's nonpayment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section 18 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

         (3)Requirements of Tenant's Agents. Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements, for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

         (4) Insurance Requirements.

                  a) General Coverages. All of Tenant's Agents shall carry worker's compensations insurance covering all of the respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Section 19 of this Lease.

                  b) Special Coverages. Tenant shall carry "Building's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Section 19 of this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500.00 per incident, $2,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in
Section 19 of this Lease.

                  c)  General  Terms.  Certificates  for all  insurance  carried
pursuant  to  this  Section  3  shall  be  delivered  to  Landlord   before  the
commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy with give Landlord thirty (30) days prior written notice of any cancellation or Lapse of the effective date or any reduction in the amounts of such insurance. In the event that the tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and tenant. All policies carried under this Section 3 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance, except Worker's Compensation, maintained by tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate form the provisions for indemnification of Landlord by Tenant under Section 3 of this Agreement. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien free completion of the tenant Improvements and naming Landlord as a co-obligee.

         (iii) Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (1) the building code and other state, federal city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (2) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (3) building material manufacturer's specifications.


         (iv) Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided; however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute andlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of the Tenant Improvements shall be rectified by Tenant at no expense to Landlord; provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilation and air-conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

         (c) Notice of Completion: Copy of Record Set of Plans. Within ten (10) days after the completion of construction of the tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Francisco in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction,
(i) Tenant shall cause the Architect and the Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record set" of mylar as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within (90) days following issuance of a certificate of occupancy for the Premises and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

4.      MISCELLANEOUS


         (a) Time is of the Essence in This Agreement. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval in timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

         (b) Tenant's Lease Default. Notwithstanding any provision to the contrary contained in the Lease, if an Event of Default as described in Section 27 of the Lease or this Agreement has occurred at any time on or before the substantial completion of the Premises, then (i) in additional to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant
Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligation s of Landlord under the terms of this Agreement shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).

         (c) Tenant's Agents. All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall conduct their activities in and around the Premises, in a harmonious relationship with all other subcontractors, laborers, materialmen and suppliers at the Premises,

Building, and, if necessary, Tenant shall employ union labor to achieve such harmonious relations.

         (d) Hazardous Materials. The construction of the Tenant lmprovements or Tenant's move into the Premises will not involve the use of or disturb hazardous materials or substances existing in the Premises.

         (e) Liens. Tenant shall keep the Premises and the Building and the land upon which the Building is situated free from any liens as described in Section 15 of the Lease.

                                   EXHIBIT D
                     RULES AND REGULATIONS FOR THE BUILDING

1. Except as provided or required by Landlord in accordance with building standards, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, painted or affixed by Tenant on or to any part of the Building or exterior of the Premises leased to Tenants or to the door or doors thereof without the written consent of Landlord first obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

2. Except as provided or required by Landlord in accordance with Building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises.

3. The bulletin board or directory of the building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with Tenants to be placed thereon and to charge for names associated with Tenants to be placed thereon at rates applicable to all Tenants.

4. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by Tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the Building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgment of the Landlord, is or may be prejudicial to the safety, character, reputation or interests of the Building and its Tenants; provided however, that Landlord shall not prevent such access to persons with whom Tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the Building unless expressly so authorized by Landlord.

5. Tenants shall not alter any lock nor install any new or additional locks or any bolts on any interior or exterior door of any Premises leased to Tenant, except as reasonably required by Tenant and reasonably approved by Landlord, but in no event leaving Landlord without keys or codes required for emergency access.

6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into halls or other places of the Building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, cause such expense.

7. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork or plaster or in any way deface the Building or any Premises leased to Tenant, except to mount standard office artwork or shelving.

8. Furniture, freight or equipment of every kind shall be moved into or out of the building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the weight, size and position of all equipment to be used by Tenants, other than standard office desks, chairs and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by Landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. All damage to the building or Premises occupied by Tenants caused by moving or maintaining any property of a Tenant shall be repaired at the expense of such Tenant.

9. No Tenant shall employ any person, other than the janitor provided by Landlord, for the purposes of cleaning the Premises occupied by such Tenant unless otherwise agreed to by Landlord, trade fixtures excepted. Except with the written consent of Landlord, no person shall be permitted to enter the Building for the purpose of cleaning the same. Tenants shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for loss of property on the Premises, however occurring, or for any damage to the property of any Tenant caused by the employees or independent contractors of Landlord or by any other person. Janitor service will not be furnished when rooms are occupied during the regular hours when janitor service is provided. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services.

10. No Tenant shall sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors, halls or elevators or out of the doors or stairways of the Building; use or keep or permit to be used or kept any foul or noxious gas or substance; permit or suffer the Premises occupied by such Tenant to be occupied or used in a manner offensive or objectionable to Landlord or other Tenants by reason of noise, odors or vibrations; interfere in any way with other Tenants or persons having business in the Building; or bring or keep or permit to be brought or kept in the Building any animal life form, other than human, except seeing-eye dogs when in the company of their masters.

11. No cooking shall be done or permitted by Tenants in their respective Premises, nor shall Premises occupied by Tenants be used for the storage of merchandise, washing clothes, lodging, or any improper, objectionable or immoral purposes.

12. No Tenant shall use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of customary office equipment, or, without Landlord's prior written approval, use any method of heating or air-conditioning other than that supplied by Landlord. No Tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other Tenants or those having business therein. Tenant must comply with any government imposed codes and regulations concerning the use or storage of any substances on the Premises.

13. No boring or cutting for telephone or electric wires shall be allowed without the consent of Landlord and any such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguisher and all other office equipment affixed to Premises occupied by Tenants shall be subject to the approval of Landlord. Each Tenant shall pay all expenses incurred in connection with the installation of its equipment, including any telephone and electricity distribution equipment.

14. Upon termination of occupancy of the Building, each Tenant shall deliver to Landlord all keys furnished by Landlord, and any reproductions thereof made by or at the direction of such Tenant, and in the event of loss of any keys furnished to Tenant shall pay Landlord therefor.

15. No Tenant shall affix any floor covering in any manner except as approved by the Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

16. No mail, furniture, packages, supplies, equipment, merchandise or deliveries of any kind will be received in the building or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord.

17. On Saturdays, Sundays and legal holidays and between the hours of 6:00 p.m. and 8:00 am., access to the Building may be refused unless the person seeking access is known to the person charged with responsibility for the safety and protection of the Building and has a pass or is properly identified by Landlord or Tenant. In no case shall Landlord be liable for any loss or damage for any error with respect to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement or other commotion and at such times as Landlord deems necessary for the safety and protection of the Building, its Tenants and all property located therein, Landlord may prohibit and prevent access to the Building by all persons by any means Landlord deems appropriate.

18. Each Tenant shall see that the exterior doors of its Premises are closed and securely locked on Sundays and legal holidays and not later than 6:00 p.m. of each other day each Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off each day before its Premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other Tenants of the Building.

19. Landlord may exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

20. The requirements of Tenants will be attended to only upon application to Landlord at the office of the Building. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any Premises in the Building.

21. No vending or food or beverage dispensing machine or machines of any description shall be installed, maintained or operated upon any Premise in the Building without the written permission of the Landlord.

22. Landlord, without notice and without liability to any Tenant, at any time may change the name or the street address of the Building, after prior written notice to Tenant at least thirty (30) days in advance.

23. The word "Building" as used in these rules and regulations means the Building of which a part of the Premises are leased pursuant to the Lease to which these rules and regulations are attached. Each Tenant shall be liable to Landlord and to each other Tenant of the Building for any loss, cost, expense, damage or liability, including attorneys' fees, caused or occasioned by the failure of such first named Tenant to comply with these rules, but Landlord shall have no liability for such failure or for failing or being unable to enforce compliance therewith by any Tenant and such failure by Landlord or noncompliance by any other Tenant shall not be a ground for termination of the Lease to which these rules and regulations are attached by the Tenant thereunder.

24. Intentionally Deleted.

25. Each Tenant shall maintain the portions of its Premises which are visible from the outside of the Building or from hallways or other public areas of the Building, in a neat, clean and orderly condition.

26. No Tenant shall tamper with or attempt to adjust the temperature control thermostats in its Premises. Landlord shall adjust such thermostats as required to maintain heat and air-conditioning at the Building standard temperature.

27. All requests for air-conditioning or heating during hours when such services are not normally furnished by Landlord must be submitted in writing to the Building management office by 2:00 p.m. on the preceding Thursday for weekend service. and by 9:00 am. on the preceding business day for holiday service.

28. No Tenant shall place any items whatsoever on the roof or balcony areas of the Building without prior written consent of Landlord.

29. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of the Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

30. No Tenant shall obtain or use in the Premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under reasonable regulations as may be fixed by the Landlord.

31. Except with the prior written consent of Landlord, no Tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, tickets or any other goods or merchandise to the general public in or on the Premises, nor shall any Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, notary, typewriting or similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of any Tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such Tenant's Lease.

32. No Tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

33. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into the Building or kept in or about the Premises.

34. Each Tenant shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purpose and at such times as Landlord shall designate.

35. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in or about the Building are prohibited, and each Tenant shall cooperate to prevent same.

36. While in the Building, Tenant's contractors shall be subject to and under the control and direction of the manager of the Building or the Building Engineer (but not as an agent or employee of Landlord or said manager or engineer).

37. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations against any or all of the Tenants of the Building.

38. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

39. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

40. Landlord reserves the right to restrict the hours that Tenant may move its equipment, furniture or other personal property. As a general rule, Tenants may only stage move-in and move-out of its suite after building hours.

                                    EXHIBIT E
                         Approved Letter of Credit Form


                          [Letterhead of Issuing Bank]

  [must be a Bank whose location, credit and practices Landlord has approved]

RE: IRREVOCABLE COMMERCIAL LETTER OF CREDIT NO. ________

TO:     300 California Associates LLC ("Landlord")
        1000 Sansome Street, Suite 380
        San Francisco, CA 94104
        Attn:   Michael Halper

Gentlemen:

We hereby issue our Irrevocable Commercial Letter of Credit in your favor, for the account of _______________________ ("Tenant"), in the amount of ____________________________ Dollars ($_____________). This amount is available to you on presentation of your sight draft drawn upon us referring to the above letter of credit number, date and amount being drawn hereunder, accompanied by the signed statement of you or your authorized agent, _________________, that the amount drawn hereunder is being drawn pursuant to the terms of the Lease Agreement, dated as of ____________________ by and between Tenant, as tenant, and Landlord, as landlord, for certain premises located at ________________________________, San Francisco, California (the "Lease").

Any   draft   presented   for   payment   must  be   presented   on  or   before
__________________ [term must be for at least one year], the date this Letter of Credit expires. Partial drawings are permitted.

If you sell or otherwise transfer any interest in the "Premises," "Building" or "Project" (as defined in the Lease), in the land upon which the same is located, in the Lease, or in Landlord (including consolidations, mergers or other entity changes), you shall have the right to transfer this Letter of Credit to your transferee(s), successors or assigns.

We hereby certify that this is an unconditional and irrevocable Letter of Credit and agree that a draft drawn under and in compliance with the terms hereof will be honored upon presentation at our office at San Francisco, California.

Except to the extent inconsistent with the express provisions hereof, this Letter of Credit is subject to and governed by Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce publication number 500.

                         [Name of Bank]

                         ___________________________

                                    EXHIBIT F

                          Form of Generator Agreement

                          GENERATOR LICENSE AGREEMENT

         THIS GENERATOR LICENSE AGREEMENT (this "Agreement") is made as of the ______ day of __________, 1999, by and between 300 CALIFORNIA ASSOCIATES, LLC ("Landlord"), a California limited liability company, and T E NETWORK, INC., a Delaware Corporation ("Tenant").

                                    RECITALS

         A. Landlord and Tenant have entered into that certain Office Lease, dated as of _______________, 1999 (the "Lease"). All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Lease.

         B. Under the terms of the Lease, Landlord and Tenant agreed to negotiate and execute a license agreement with respects installation of a generator in or about the Building.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the adequacy of which is hereby acknowledge, Landlord and Tenant agree as follows:

         1. Grant of License. Landlord hereby grants to Tenant the nonexciusive right to use approximately __________ square feet of space in the basement or roof areas of the Building at the location specified in Exhibit F attached hereto (the "Licensed Area") for the purpose of installing, operating, using, maintaining and repairing a natural gas powered backup electrical generator for the sole purpose of powering Tenant's data communications equipment in the Premises on a short-term basis during power outages affecting the building, as such equipment is described in Exhibit G attached hereto (the "Equipment") and including the right to use certain core areas of the Building as designated by Landlord and necessary to connect the Equipment to the Premises. Landlord may designate the location or locations of all the Equipment in its sole discretion. Tenant shall be entitled to use the Licensed Area only during the term of this Lease. Landlord retains the right to grant similar or additional rights and access to others. The Licensed Area shall be deemed a part of the Premises for all purposes under the Lease, provided that the rent for the Licensed Area shall be the amount set forth in Section 2, below, and Tenant shall not be entitled to any tenant improvement allowance with respect to the Licensed Area.

         2. License Fee. Tenant shall pay to Landlord on the first day of each calendar month during the term of this Lease, a license fee of $_____________ per month (the "License Fee"). The License Fee shall be payable to Landlord, without demand, setoff or deduction at the address specified and on the terms stated in the Lease and shall be treated as rent under the Lease.

         3. Use. The Licensed Area may be used by Tenant only for the installation, operation, use, maintenance, repair, replacement and removal of the Equipment, all at Tenant's sole risk and expense and in full compliance with all applicable Laws, which Equipment shall be used only in the conduct of Tenant's business in the Premises. Tenant's right to use the Licensed Area is personal to Tenant and may not be separately assigned or sublet, except in connection with an assignment of the Lease or sublease of the entire Premises consented to by Landlord. Notwithstanding any other provision of this Lease, Tenant shall not begin using the Equipment until Landlord is completely satisfied, in its sole discretion, that Tenant's use will not cause any interference as described in subsection 4, below, and if that cannot be established to Landlord s satisfaction, Tenant's right to the Licensed Area shall terminate effective upon Landlord's written notice to Tenant.

         4. No Interference. Tenant's use of the Licensed Area and Equipment shall not interfere in any manner with Landlord's or any tenant's, occupant's or licensee's use or activities in the Building and shall not damage or interfere with any facilities or equipment of any type installed by Landlord or any other person or entity, including without limitation, the Building systems and any satellite dishes, antenna, computer or other devices or systems installed at the Property. Tenant agrees, warrants and represents that should any such interference occur, it shall take whatever steps are required to correct such interference within two (2) business days after receiving written notice thereof from Landlord. Tenant's failure to promptly correct any such interference, as set forth herein, shall constitute an Event of Default and shall entitle Landlord to correct the cause of the interference, including turning off the utilities to the Licensed Area, and to charge Tenant with all costs so incurred.

         5. Condition and Installation. Tenant agrees that the Licensed Area is being delivered to it in its AS IS and WHERE IS condition and that Landlord shall have no obligation to modify or install any improvements in the Licensed Area. Prior to installing any of the Equipment or constructing any improvements in the Licensed Area, Tenant shall provide complete, detailed plans, specifications and construction drawings ("Plans") to Landlord for its review and approval. Landlord shall have the right to require reasonable modifications and impose reasonable conditions on the Plans; provided, however, that Landlord shall have the absolute right, in its sole discretion, to require any changes or impose any conditions on the Plans (including without limitation the right to require which contractors must be used) to the extent the Plans affect the structural integrity of the Building (including requiring use of a nonpenetrating roof mount) or any of the Building systems, or to minimize the effect of the Equipment on the appearance of the Building (including installing screens and other esthetic improvements). Tenant shall be required, at its own cost, to construct or install any improvements to the Property required by applicable Laws as a result of the Equipment or improvements or the use or operation thereof. The installation of the Equipment and construction of all related or required improvements shall be completed by Tenant, at its sole cost, and in full compliance with the Plans approved by Landlord and any conditions imposed by Landlord thereon and the requirements of Paragraph 12 (Alterations) of the Lease. Tenant shall pay all of Landlord's costs incurred in the review and supervision of Tenant's efforts. Tenant shall at all times, and at its sole cost, maintain the Equipment and the Licensed Area in a good, orderly, sanitary and safe condition and repair and restore any loss or damage Tenant or any of Tenant's employees, contractors, agents or invitees cause to the Licensed Area or roof of the Building. Tenant shall have access to the Licensed Area and other portions of the Property at all reasonable times and as necessary for Tenant's installation, operation, use, maintenance, repair, replacement and removal of the Equipment and other improvements installed by Tenant; provided, however, that all of such access and activities shall be coordinated with Landlord, after reasonable prior written notice, and shall be performed in a manner to minimize any disturbance or interference of Landlord and all tenants and other occupants of the Building, and to the maximum extent possible, shall be performed during regular business hours for the Building.

         6. Ownership and Removal. Tenant shall at all times remain the owner of all the Equipment, which shall not be deemed fixtures, notwithstanding their method of installation or attachment to the Building, and shall pay all taxes with respect to all the Equipment and related improvements constructed or installed by Tenant. On or before the expiration or earlier termination of this Lease, Tenant shall remove all of the Equipment and all improvements installed or constructed by Tenant during the term of this Lease, shall restore the Licensed Area and portions of the Building affected by the Equipment to the condition they were in upon execution of this Lease by both parties, reasonable wear and tear excepted, and shall return the Licensed Area in broom-clean condition; provided, however, that (i) Landlord shall have the option to require Tenant to leave at the Property any or all of the improvements installed or constructed by Tenant, excluding the Equipment; and (ii) Landlord shall have the right, in its sole discretion, to approve Tenant's contractor and all of Tenant's plans for the removal of the Equipment and improvements and restoration of the Building. If Tenant does not remove all of its Equipment and improvements, as required hereunder, Landlord may, at its sole option, either retain such items as its own, without any further actions, notice or compensation to Tenant, or remove and dispose of such items in any manner it chooses, restore the Building as required hereunder and charge Tenant for all costs incurred in that effort.

         7. Utilities. Tenant shall have the right to draw natural gas from the existing gas service available at the Building, if any; provided, however, that Landlord shall have the right to stop such service and availability at any time that Landlord determines, in its reasonable discretion, that providing gas service to Tenant is no longer practicable, interferes with the provision of gas service to any other tenants or occupants of the Property or otherwise overloads or endangers the Building systems. Tenant shall pay for all costs of gas service and other utilities provided to the Licensed Area, which cost shall be determined and billed by Landlord as equitably and accurately as may be reasonably practicable under the circumstances (including applicable Laws and tariffs); provided, however, that Tenant shall have the right, at its expense, to install and use check meters and similar devices to measure its use of gas and other utilities for the Equipment.

         8.  Relocation  Landlord  shall have the right at any time,  upon sixty
(60) days' prior written notice to Tenant, to relocate all or any portion of the Licensed Area and the Equipment, at Landlord's sole cost and at no cost or expense to Tenant, provide that the relocation does not interfere with Tenant's operations or use of the Equipment, except for the period of time required for such relocation.

         9.  Indemnification.  In  addition  to the  other  indemnifications  of
Landlord set forth in this Lease, Tenant shall indemnify, protect, defend and hold harmless Landlord from any and all loss, cost, liability, damage and expense, including, without limitation, penalties, fines and reasonable attorneys fees and costs, arising out of or resulting from, in whole or in part, any loss, injury or damage occurring or caused to any person or property in or about the Licensed Area; provided, however, that the foregoing indemnification by Tenant shall not apply to the extent any such losses, costs, liabilities, damages and expenses are proven by final judgment to have been caused by acts or omissions of Landlord that constitute gross negligence or willful misconduct. This indemnification shall apply and be enforced to the fullest extent permitted by Law and shall survive termination or expiration of this Lease. Landlord shall not be liable to Tenant, and Tenant hereby waives all claims it may have against Landlord, for any loss, injury or damage to any person or property in or about the Licensed Area, including interruption of services and loss of use of the Equipment, from any cause, without limitation as to type or description and specifically including acts or omissions constituting the active or sole negligence of Landlord, but excluding from all of the foregoing the acts or omissions of Landlord that are proven by final judgment to constitute gross negligence or willful misconduct. Notwithstanding any other provision of this Lease, in no event shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant. It is the intent of the foregoing provisions that Tenant shall look to its own insurance for payment or reimbursement for any such loss, damage, injury or liability.

         10. Miscellaneous. Except as expressly modified hereby, the terms and conditions of the Lease shall remain unmodified and in full force and effect. This Agreement may be executed in counterparts, all of which evidence only one agreement, binding on all parties, even though they are not signators to the same counterpart. In the event any dispute between the parties hereto should result in litigation or arbitration, the prevailing party shall be reimbursed for all reasonable costs in connection therewith, including, but not limited to, reasonable attorneys' fees. The Lease and this Agreement constitute the entire understanding between the parties with respect to the Premises, including the Licensed Area and the Equipment. All obligations that are not completed or fully satisfied as of the expiration of this Agreement, shall survive until fully satisfied. If any term, covenant or condition of this Agreement or its application to any person or circumstances shall be held to be invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to other persons or circumstances shall not be affected, and each term hereof shall be valid and enforceable to the fullest extent permitted by Law. No subsequent amendment will be effective unless it is in writing and executed by the parties. The terms of this Agreement are binding upon and shall inure to the benefit of Landlord and Tenant and their respective legal representatives, successors and assigns. Each of the individuals executing this Agreement on behalf of a party individually represents and warrants that he or she has been authorized to do so and has the power to bind the party for whom they are signing.

IN WITNESS WHEREOF Landlord and Tenant have executed this Agreement as of the day and year first above written.

Landlord: 300 CALIFORNIA ASSOCIATES, LLC, a Delaware limited liability company

By:       _________________________________

Name:     _________________________________

Title:    _________________________________





Tenant:  T E Network, Inc., a California Corporation

By:      _________________________________

Name:    _________________________________

Title:   _________________________________

                                   EXHIBIT G
                            Description of Equipment

                                   SCHEDULE 1
                                Option to Renew


Tenant shall have one (1) option to extend the term of this Lease ("Extension Option") for an additional five (5) years ("Extended Term"), upon the further terms and provisions provided below; (i) Tenant shall not be in default at the time it exercises the Extension Option; (ii) the Lease shall be in full force and effect at the time the Extension Option is exercised and at the time the Extended Term is to commence; (iii) Tenant shall have delivered written notice of its exercise of the Extension Option to Landlord not less than nine (9) months prior to the expiration of the term of the Lease as specified in Paragraph 3.

Upon Tenant's exercise of the Extension Option, and subject to the foregoing conditions, the term of the Lease shall be extended for the Extended Term upon all the terms and conditions hereof, except that (i) the Base Rent shall be as provided below, (ii) Tenant shall have no right to extend the term of this Lease beyond the expiration of the Extended Term, and (iii) Tenant shall take the space in "as-is" condition with no tenant improvements.

Not more than six (6) months nor less than five (5) months prior to the commencement of the Extended Term, Landlord and Tenant shall meet and attempt in good faith to determine and mutually agree upon the Base Rent to be paid during such Extended Term. The Base Rent shall be based on the then fair market rent for similar office projects in the San Francisco market ("Fair Market Rent"). If, one hundred twenty (120) days prior to the commencement of such Extended Term, the parties have not reached an agreement, the parties shall enter into an Appraisal to determine the Base Rent.

The Base Rent shall be determined as provided below. Each party shall appoint an Appraiser (herein defined) and shall give notice to the other party of the identity of the Appraiser no later than ninety (90) days prior to the commencement of the Extended Term. For purposes hereof, "Appraiser" means a real estate broker or MAI designated appraiser, in either case with not less than five (5) years of full time commercial appraisal or brokerage experience in San Francisco County. If either party fails to timely appoint an Appraiser, the sole Appraiser appointed shall determine the Fair Market Rent to be paid during the Extended Term. If two appraisers are appointed, they shall immediately meet and attempt to agree upon the Fair Market Rent. If they are unable to do so within fifteen (15) days of their first meeting, they shall deliver copies of their appraisals to each other and thereafter jointly appoint a third Appraiser. The third appraiser shall, within ten 10 days of his/her appointment, select the appraisal submitted by the other two appraisers which, in the opinion of the third appraiser, most accurately states the Fair Market Rent. If the two Appraisers are unable to agree upon such third Appraiser, either party may petition the Presiding Judge of the Superior Court of San Francisco County to appoint such third Appraiser.

After the Fair Market Rent has been determined, the rent for the Extended Term shall be the greater of the following:

(a) the Fair Market Rent, or

(b) the Base Rent and the additional rent for the last year of the Initial Term.

The determination of Base Rent as provided herein shall be binding upon the parties hereto. Promptly upon such determination, the parties shall execute an amendment specifying the Base Rent payable during the Extended Term.

                                   SCHEDULE 2
                                Option to Expand

Tenant shall have a one-time Option to Expand by leasing the entire sixth floor of the Building, consisting of approximately 15,300 rentable square feet (depicted in Exhibit B-2 attached hereto) at the end of the thirtieth (30th) month of the term of this Lease upon the following terms:

Tenant shall give written notice to Landlord of Tenant's intention to exercise its option ("Notice of Intent") and lease the sixth floor. The Notice of Intent must be delivered to the Landlord no later than the end of the eightieth (18th) month of the Lease term. The Notice of Intent must also be accompanied with a check equal to the first month's rent for the space.

The Rental Adjustment Schedule in Schedule 4 of the Lease and attached hereto shall be substituted by the following schedule of rent:

                         Months 31-36   $230,168 per month
                         Months 37-48   $235,282 per month
                         Months 49-60   $240,397 per month
                         Months 61-72   $245,512 per month
                         Months 73-84   $250,627 per month

If Tenant  fails to  submit  the  Notice of Intent by the end of the  eighteenth
(18th) month of the Lease term, Landlord shall be free to lease such premises to any party, without any further obligations to Tenant under this Option to Expand.

In addition, should Tenant exercise this Option to Expand, Landlord shall provide Tenant with a tenant improvement allowance of not more than Eighteen Dollars ($18.00) per square foot, subject to the terms and conditions set forth in Exhibit C.

This Option to Expand shall in any event terminate upon the expiration or earlier termination of this Lease.

                                   SCHEDULE 3
                             First Right of Refusal


Provided that Tenant has effectively exercised its option to lease, and has occupied under the terms of this Lease, as modified by the exercise of such option, the sixth (6th) floor of the Building, Tenant shall have a one-time First Right of Refusal to lease one (1) additional floor of the Building during the term of this Lease upon the following terms:

(a) In the event that another floor of the Building identified by Landlord becomes available, prior to (i) listing such premises for lease with a broker, or (ii) accepting a binding offer to lease such premises to any party other than the existing tenant, Landlord shall give written notice to Tenant of Landlord's intention to offer such premises for lease (the "Notice of Intent").

(b) The Notice of Intent will also outline the terms and conditions reflecting the Fair Market Value for lease of such premises, but in no event shall the rent be less than the base rent for Tenant's existing suite. Tenant shall have five (5) days following the Notice of Intent within which to accept or reject the Landlord's offer to lease. If Tenant accepts the proposal or Landlord and Tenant can agree to basic business terms within five (5) business days, both parties will use good faith efforts to sign a Lease amendment for the additional space incorporating said terms. If Tenant rejects the offer, does not respond to the offer, or if the parties cannot agree to terms within five (5) business days, Landlord shall be free to lease such premises to any party, as long as the rent for the subsequent lease is not significantly less than the rent offered to the Tenant under this First Right of Refusal. If the rent for the subsequent lease to a third party is significantly less than that offered to Tenant, Landlord will present Tenant with said new terms. Tenant will then have three (3) business days following such notice to accept those new terms and enter into a Lease amendment with the Landlord,

(c) Should Tenant exercise its first Right of Refusal and lease said space, the Initial Term of the Lease shall be automatically extended another three (3) years for the entire Premises. Thus, if Tenant leases an additional floor under this First Right of Refusal, the initial Term of the Lease would be extended and thereby the lease term would be ten (10) years from the Commencement Date.

(d) Landlord shall identify said floor as soon as reasonably practical, but in no event later than the 55th month of the initial term.

(e) Landlord shall provide a tenant improvement allowance for the floor of not more than Twenty ($20.00) Dollars per square foot, subject to the terms and conditions set forth in Exhibit C.

(f) The Base Rent for the Initial and Expanded Premises for the three (3) additional years of the term set forth herein shall be increased One Dollar ($1.00) per rentable square foot per year.

(g) The First Right of Refusal shall in any event terminate upon the expiration or earlier termination of this Lease.

(h) No portion of the Building shall be deemed available for the purposes of the First Right of Refusal if such portion of the Building is occupied by a tenant who is negotiating an extension or renewal of their lease.

(i) If Tenant does not lease such space from Landlord when it is first offered to Tenant by Landlord or when it is re-offered to Tenant because the rent first offered to Tenant has been significantly reduced, as described in the second to last sentence of paragraph (b) above, then the First Right of Refusal shall terminate and shall be of no further force or effect with respect to any other portions of the Building.

                                   SCHEDULE 4

                           Rental Adjustment Schedule

The  minimum base rent provided for in Paragraph 5 above shall be as follows:

If the eighth floor of the Building is the Other Improved Floor, as defined in Paragraph 12(b) of the Lease, the following rent schedule will apply:

        Months 1-7      $132,230 per month
        Months 7-12     $152,350 per month
        Months 13-24    $154,913 per month
        Months 25-36    $172,793 per month
        Months 37-48    $176,632 per month
        Months 49-60    $180,472 per month
        Months 61-72    $184,312 per month
        Months 73-84    $188,152 per month



If the fifth floor of the Building is the Other Improved Floor, as defined in Paragraph 12(b) of the Lease, the following rent schedule will apply:

        Months 1-7      $126,016 per month
        Months 7-12     $152,232 per month
        Months 13-24    $154,784 per month
        Months 25-36    $172,793 per month
        Months 37-48    $176,632 per month
        Months 49-60    $180,472 per month
        Months 61-72    $184,312 per month
        Months 73-84    $188,152 per month